Exhibit 10.2

REZERA INC.

2026 EQUITY INCENTIVE PLAN

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Rezera Inc. 2026 Equity Incentive Plan (as amended from time to time, the “Plan”).  The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Rezera Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer alignment of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company or one of its Affiliates.

The following terms shall be defined as set forth below:

“Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the talent committee of the Board or a similar committee performing the functions of a compensation committee and that is comprised of not less than two Non-Employee Directors who are independent.

“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards and Dividend Equivalent Rights.

“Award Agreement” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment granted pursuant to Section 10.

“Cause” means, unless otherwise provided in an employment or other service agreement between the Company or an Affiliate and the grantee, (i) any act, omission or conduct by the grantee or at his or her direction constituting material misconduct in connection with the performance of the grantee’s duties or responsibilities or otherwise in connection with the

Company or its business, including, without limitation, misappropriation of funds or property of the Company or any of its parents, subsidiaries, affiliates or related entities; (ii) commission by the grantee of (A) any felony, or (B) a misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) any act, omission or conduct by the grantee or at his or her direction that would be reasonably expected to result in material injury or reputational harm to the Company or any of its parents, subsidiaries, affiliates or related entities; (iv) any material breach by the grantee of any provisions contained in his or her offer letter, employment agreement or similar agreement, if applicable; (v) any breach by the grantee of any fiduciary duty or duty of loyalty owing to the Company or any of its subsidiaries, affiliates or related entities; (vi) a violation by the grantee of the Company’s written employment policies (including, without limitation, any policies regarding equal employment opportunity, discrimination, harassment, retaliation, or conflicts of interest); (vii) continued non-performance by the grantee of his or her duties to the Company (other than by reason of the grantee’s physical or mental illness, incapacity or disability) which has continued for more than ten (10) days following written notice of such non-performance from the Chief Executive Officer of the Company or the Board; or (viii) the grantee’s failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company or the Board to cooperate, or the destruction or failure to preserve documents or other materials known to be relevant to such investigation or the inducement of others to fail to cooperate or produce documents or other materials in connection with such investigation.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations thereunder.

“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on ordinary cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) granted pursuant to Section 11.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to the closing price.  If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price; provided further, however, that if the date for which Fair Market Value is determined is the Registration Date, the Fair Market

Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s initial public offering.

“Good Reason” shall have the meaning as set forth in the Award Agreement(s).  In the case that any Award Agreement does not contain a definition of “Good Reason,” it shall mean (i) a material diminution in the grantee’s base salary except for across-the-board salary reductions similarly affecting all or substantially all similarly situated employees of the Company or (ii) a change of more than 50 miles in the geographic location at which the grantee provides services to the Company, so long as the grantee provides at least 90 days’ notice to the Company following the initial occurrence of any such event and the Company fails to cure such event within 30 days thereafter.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Outstanding Shares” means, as of a specified date, the sum of (a) number of shares of Stock issued and outstanding, (b) the number of shares of Stock issuable pursuant to the exercise of any outstanding, pre-funded warrants to acquire shares of Stock for a nominal exercise price and (c) the number of shares of Stock underlying the Company’s outstanding preferred stock (determined on an as-converted basis without regard to any limitations on such conversion).

“Prior Plan” means the Rezera, Inc. 2021 Stock Option and Grant Plan, as amended.

“Registration Date” means the date upon which the registration statement on Form S-1 that is filed by the Company with respect to its initial public offering is declared effective by the Securities and Exchange Commission.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares granted pursuant to Section 7.

“Restricted Stock Units” means an Award of stock units granted pursuant to Section 8.

“Sale Event” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group acting in concert or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value, as determined by the Administrator, of the consideration payable, or otherwise to be received by stockholders, per share of Stock, pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate.  Unless otherwise set forth in the applicable Award Agreement. a Service Relationship shall be deemed to continue without interruption in the event the grantee’s status changes from full-time employee to part-time employee, director or Consultant or vice versa, provided that there is no interruption or other termination of Service Relationship in connection with the grantee’s change in capacity.

“Stock” means the Common Stock, par value $0.00001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Agreement) granted pursuant to Section 6.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50% interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions granted pursuant to Section 9.

SECTION 2.       ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)Administration of Plan.  The Plan shall be administered by the Administrator.

(b)Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)to select the individuals to whom Awards may from time to time be granted;

(ii)to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)to determine the number of shares of Stock to be covered by any Award;

(iv)to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Agreements;

(v)to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)subject to the provisions of Section 5(c) or Section 6(d), as applicable, to extend at any time the period in which Stock Options and Stock Appreciation Rights may be exercised;

(vii)at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it deems advisable;

(viii)to interpret the terms and provisions of the Plan and any Award (including related written and electronic instruments);

(ix)to make all determinations it deems advisable for the administration of the Plan;

(x)to decide all disputes arising in connection with the Plan; and

(xi)to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company, Affiliates and Plan grantees.

(c)Delegation of Authority to Grant Awards.  Subject to applicable law, the Administrator, in its discretion, may delegate to a subcommittee comprised of one or more members of the Board or committee comprised of one or more officers of the Company, including the Chief Executive Officer of the Company, all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are not (i) subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) members of the delegated subcommittee or committee.  Any such delegation by the Administrator shall include a time period for the delegation and a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria.  The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan and the limits and guidelines in effect at the time of the prior action.

(d)Award Agreement.  Other than with respect to Cash-Based Awards, Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award, which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)Indemnification.  Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage that may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f)Non-U.S. Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply, or facilitate compliance, with the laws in other countries in which the Company and its Affiliates operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to:  (i) determine which Affiliates are covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply, or facilitate compliance, with applicable non-U.S. laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be incorporated into and made part of this Plan); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply, or facilitate compliance, with any local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code or any other applicable United States governing statute or law.

SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,780,000 shares (the “Initial Limit”), plus, on January 1, 2027 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall automatically be cumulatively increased by (i) 5% of the number of Outstanding Shares on the immediately preceding December 31 or (ii) such lesser number of shares of Stock as determined by the Administrator, in all cases subject to adjustment as provided in Section 3 (the “Annual Increase”).  Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit, as cumulatively increased on January 1, 2027 and each January 1 thereafter by the lesser of the Annual Increase for such year or 2,780,000 shares of Stock, subject in all cases to adjustment as provided in Section 3.  For purposes of these limitations, the shares of Stock underlying any awards under the Plan or the Prior Plan that are forfeited, canceled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options.  In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan.  Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award.  The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.  Awards that may be settled solely in cash shall not be counted against the share reserve.

(b)Changes in Stock.  Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, extraordinary cash dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger, consolidation or sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable.  The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event.  The adjustment by the Administrator shall be final, binding and conclusive.  No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(c)Mergers and Other Transactions.  In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree.  To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate.  In such case, except as may be otherwise provided in the relevant Award Agreement, all Awards with time-based vesting, conditions or restrictions shall become fully vested and exercisable or nonforfeitable as of the effective time of the Sale Event, and all

Awards with conditions and restrictions relating to the attainment of performance goals may become vested and exercisable or nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Agreement.  Notwithstanding anything to the contrary, with respect to Awards  that are assumed, continued or substituted in connection with a Sale Event, if, on or within 12 months following such Sale Event, the grantee’s Service Relationship is terminated by the Company or its successor without Cause or the grantee resigns for Good Reason, then 100% of all Awards with time-based vesting, conditions or restrictions shall become fully vested and exercisable or nonforfeitable, as applicable, as of the date of such termination, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and exercisable or nonforfeitable in the Administrator’s discretion or to the extent specified in the relevant Award Agreement.  In the event of a termination of all outstanding Awards, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration) or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable after taking into account any acceleration hereunder) held by such grantee.  The Company shall also have the option, in its sole discretion, to make or provide for a payment, in cash or in kind, to the grantees holding other Awards, in exchange for the cancellation thereof, in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards (after taking into account any acceleration hereunder).

(d)Maximum Awards to Non-Employee Directors.  Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year for services as a Non-Employee Director shall not exceed $750,000; provided, however, that such amount shall be $1,000,000 for the calendar year in which the applicable Non-Employee Director is initially elected or appointed to the Board.  For the purpose of these limitations, the value of any Award shall be its grant date fair value, as determined in accordance with FASB ASC Topic 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.

(e)Substitute Awards. The Administrator may grant Awards under the Plan in substitution for shares and share-based awards held by employees, directors or consultants of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or shares of the employing corporation. The Administrator may direct that the substitute Awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. To the extent permitted by applicable law, any substitute Awards granted under the Plan shall not count against the share limitations set forth in Section 3(a).

SECTION 4.	ELIGIBILITY

Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Non-Employee Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company, in consultation with its legal counsel, has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5.	STOCK OPTIONS

(a)Award of Stock Options.  The Administrator may grant Stock Options under the Plan.  Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options.  Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.  To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator deems desirable.  If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b)Exercise Price.  The exercise price per share for the Stock covered by a Stock Option shall be determined by the Administrator at the time of grant but shall not be less than 100% of the Fair Market Value on the date of grant.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date.  Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100% of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) if the Stock Option is otherwise exempt from or compliant with Section 409A.

(c)Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d)Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as determined by the Administrator at or after the grant date.  An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e)Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased.  Payment of the exercise price may be made by one or more of the following methods except to the extent otherwise provided in the Award Agreement:

(i)In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan.  Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii)By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the exercise price; provided that in the event the optionee chooses to pay the exercise price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company may prescribe as a condition of such payment procedure; or

(iv)With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection.  The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in the optionee’s stead in accordance with the provisions of the Stock Option) by the Company of the full exercise price for such shares and the fulfillment of any other requirements contained in the Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company or an Affiliate is obligated to withhold with respect to the optionee).  In the event an optionee chooses to pay the exercise price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f)Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.  To the extent that any Stock Option exceeds this limit, it shall be a Non-Qualified Stock Option.

SECTION 6.	STOCK APPRECIATION RIGHTS

(a)Award of Stock Appreciation Rights.  The Administrator may grant Stock Appreciation Rights under the Plan.  A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Agreement) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right is exercised.

(b)Exercise Price of Stock Appreciation Rights.  The exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Stock on the date of grant. Notwithstanding the foregoing, Stock Appreciation Rights may be granted with an exercise price per share that is less than 100% of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) if the Stock Appreciation Right is otherwise exempt from or compliant with Section 409A.

(c)Grant and Exercise of Stock Appreciation Rights.  Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to the Plan.

(d)Terms and Conditions of Stock Appreciation Rights.  Stock Appreciation Rights shall be subject to such terms and conditions as determined by the Administrator on or after the date of grant.  The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7.	RESTRICTED STOCK AWARDS

(a)Nature of Restricted Stock Awards.  The Administrator may grant Restricted Stock Awards under the Plan.  A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator determines at or after the time of grant.

(b)Rights as a Stockholder.  Upon the grant of a Restricted Stock Award and payment of any applicable purchase price, if any, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that any dividends paid by the Company during the vesting period shall accrue and shall not be paid to the grantee until and to the extent the Restricted Stock Award vests.  Unless the Administrator determines otherwise, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)Restrictions.  Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Award Agreement.  Except as otherwise provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s Service Relationship terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at their original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of the Service Relationship, and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder.  Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)Vesting of Restricted Shares.  The Administrator at or after the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives or other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives or other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8.	RESTRICTED STOCK UNITS

(a)Nature of Restricted Stock Units.  The Administrator may grant Restricted Stock Units under the Plan.  A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Agreement) upon the satisfaction of such restrictions and conditions at the time of grant.  Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock (or cash, to the extent explicitly provided for in the Award Agreement).  Restricted Stock Units with deferred settlement dates granted to U.S. taxpayers are subject to Section 409A and shall contain such additional terms and conditions as the Administrator may determine in its sole discretion in order to comply with the requirements of Section 409A.

(b)Election to Receive Restricted Stock Units in Lieu of Compensation.  The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an Award of Restricted Stock Units.  Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and, if applicable, in accordance with Section 409A and such other rules and procedures established by the Administrator.  Any such future cash compensation that the grantee elects to defer will be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein.  The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.  Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Agreement.

(c)Rights as a Stockholder.  A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying the grantee’s Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

(d)Termination.  Except as otherwise provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the termination of the grantee’s Service Relationship for any reason.

SECTION 9.	UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.  The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) Unrestricted Stock Awards under the Plan.  An Unrestricted Stock Award is an Award pursuant to which the grantee receives shares of Stock free of any restrictions under the Plan.  Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.	CASH-BASED AWARDS

Grant of Cash-Based Awards.  The Administrator may grant Cash-Based Awards under the Plan.  A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals.  The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award becomes vested or payable and such other provisions as the Administrator determines.  Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator.  Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11.	DIVIDEND EQUIVALENT RIGHTS

(a)Dividend Equivalent Rights.  The Administrator may grant Dividend Equivalent Rights under the Plan.  A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee.  A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an Award of Restricted Stock Units or as a freestanding Award.  The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents.  Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any.  Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments.  A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b)Termination.  Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the termination of the grantee’s Service Relationship for any reason.

SECTION 12.	Transferability of Awards

(a)Transferability.  Except as provided in Section 12(b) below, during a grantee’s lifetime, such grantee’s Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity.  No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.  No Awards shall be subject, in whole or in part, to attachment, execution or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)Administrator Action.  Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer such grantee’s Non-Qualified Stock Options to such grantee’s immediate family members, to trusts for the benefit of such family members or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.  In no event may an Award be transferred by a grantee for value.

(c)Family Member.  For purposes of Section 12(b), “family member” means a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets and any other entity in which these persons (or the grantee) own more than 50% of the voting interests.

SECTION 13.	TAX WITHHOLDING

(a)Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amount received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state or local taxes, and non-U.S. or other taxes, of any kind required by law to be withheld by the Company or its Affiliates with respect to such income.  The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee or to satisfy any applicable withholding obligations by any other method of withholding that the Company or its Affiliates deem appropriate.  The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)Payment in Stock.  The Administrator may require the Company’s or Affiliate’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment.  For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantees.  The Administrator may also require the Company’s or Affiliate’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company or Affiliate in an amount that would satisfy the withholding amount due.

SECTION 14.	Section 409A awards

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A.  The Plan and all Awards shall be interpreted in accordance with such intent.  To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A.  In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A. The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to any such payment. The grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

SECTION 15.	TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.

(a)Termination of Service Relationship.  If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated such grantee’s Service Relationship for purposes of the Plan.

(b)For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:

(i)a transfer to the service of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or

(ii)an approved leave of absence for military service or sickness, or for any other purpose approved by the Company or its Affiliate, as the case may be, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing; or

(iii)the transfer in status from one eligibility category under Section 4 hereof to another category.

SECTION 16.	AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent.  The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants or cancellation in exchange for cash or other Awards, in each case, without stockholder approval.  To the extent required under the rules of any securities exchange or market system on which the Stock is listed or to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders.  Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 17.	STATUS OF PLAN

With respect to the portion of any Award that has not been exercised or settled and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator otherwise expressly determines in connection with any Award or Awards.  In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18.	GENERAL PROVISIONS

(a)No Distribution.  The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)Issuance of Stock.  To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company has mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company or any Affiliate.  Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company has given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company or any Affiliate, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded.  Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction securities or other laws, rules and quotation systems on which the Stock is listed, quoted or traded.  The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations or requirements.  The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.

(d)Stockholder Rights.  Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or Stock Appreciation Right or any other action by the grantee with respect to an Award.

(e)Other Compensation Arrangements; No Rights to Continued Service Relationship.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.  The adoption of this Plan and the grant of Awards do not confer upon any grantee any right to continued employment or other Service Relationship with the Company or any Affiliate.

(f)Trading Policy Restrictions.  Awards under the Plan are subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(g)Clawback Policy.  A grantee’s rights with respect to any Award hereunder shall in all events be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any right that the Company may have under any Company clawback, forfeiture or recoupment policy as in effect from time to time or other agreement or arrangement with a grantee or (ii) applicable law.

SECTION 19.	EFFECTIVE DATE OF PLAN

This Plan shall become effective upon the date immediately preceding the Registration Date following stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation and applicable stock exchange rules.  No grants of Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 20.	GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: _______________

DATE APPROVED BY STOCKHOLDERS: _______________

ADDENDUM A

Neither this UK Non-Tax Favoured Sub-Plan, nor any Award Agreement connected with it, is an approved prospectus for the purposes of The Public Offers and Admissions to Trading Regulations 2024 (the “POATRs”) and no offer of relevant securities to the public (for the purposes of Regulation 7 of the POATRs) is being made in connection with this UK Non-Tax Favoured Sub-Plan to the Rezera Inc. 2026 Equity Incentive Plan. This UK Non-Tax Favoured Sub-Plan is a separate plan to the Plan (as defined below) for the purposes of the Financial Services and Markets Act 2000 and the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 and is exclusively available to bona fide employees and former employees of Rezera Inc. or any other Group Company (as defined below).

UK NON-TAX FAVOURED SUB-PLAN TO THE

REZERA, INC.

2026 EQUITY INCENTIVE PLAN

The terms set forth herein shall apply to Awards offered to employees of the Company or any other Group Company who are resident in the United Kingdom pursuant to this UK Non-Tax Favoured Sub-Plan to the Rezera Inc. 2026 Equity Incentive Plan (the “UK Non-Tax Favoured Sub-Plan”).

The rules of the Rezera Inc. 2026 Equity Incentive Plan (the “Plan”) shall apply to all Awards offered, granted or issued to employees of the Company or any other Group Company pursuant to the UK Non-Tax Favoured Sub-Plan, save that Awards made under this UK Non-Tax Favoured Sub-Plan may only be made to employees (including executive directors) of the Company or any other Group Company and shall therefore constitute an “Employee share scheme” within the meaning of Article 60(2) of the UK Financial Services and Markets Act 2000 (Financial Promotion) Order 2005/1529. Accordingly, the Plan, as modified by this UK Non-Tax Favoured Sub-Plan, shall govern any such Awards. To the extent there is any conflict between the terms of the Plan and the terms of this UK Non-Tax Favoured Sub-Plan, the terms of this UK Non-Tax Favoured Sub-Plan shall prevail. To the extent the terms of the Plan are not modified by this UK Non-Tax Favoured Sub-Plan, such terms shall remain in full force and effect.

All capitalized terms used herein but not otherwise defined shall have the respective meanings set forth in the Plan and all references to the Plan in the Plan, in any Award Agreement and/or in any other agreement related to the Plan or any Award Agreement entered into, delivered and/or issued to any person, shall be deemed to include a reference to the UK Non-Tax Favoured Sub-Plan, as applicable.

1.Definitions. The following definitions and rules of interpretation apply in the UK Non-Tax Favoured Sub-Plan.

(a)“Data” means personal data about a grantee, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary,

nationality, job title, any stock, units or directorships held in the Company or any Group Company, details of all Awards or other entitlements to shares awarded, cancelled, exercised, vested, unvested, or outstanding in the grantee’s favour.

(b)“Data Recipient” means third parties assisting the Company in the implementation, administration, and management of the Plan (including with the UK Non-Tax Favoured Sub-Plan).

(c)“Employer Company” means a grantee’s employer or former employer, as applicable.

(d)“Group Company” means the Company and any  Subsidiary of the Company.

(e)“HMRC” means HM Revenue & Customs.

(f)“ITEPA 2003” means the Income Tax (Earnings and Pensions) Act 2003.

(g)“NICs” means National Insurance contributions.

(h)“Personal Representatives” means the personal representative(s) of a grantee (being either the executors of their will or if they die intestate the duly appointed administrator(s) of their estate) who have provided to the Board evidence of their appointment as such.

(i)“Service Relationship” means any relationship as an employee of the Company or any Group Company. Unless otherwise set forth in the applicable Award Agreement a Service Relationship shall be deemed to continue without interruption in the event the grantee’s status changes from full-time employee to part-time employee, director or consultant or vice versa, provided that there is no interruption or other termination of Service Relationship in connection with the grantee’s change in capacity.

(j)“Shares” means shares of the Company’s Common Stock, subject to any adjustments pursuant to Section 3 of the Plan (Stock Issuance under the Plan; Mergers; Substitution).

(k)“Subsidiary” means a subsidiary as defined in section 1159 of the Companies Act 2006.

2.Transferability of Awards. Section 12 of the Plan (Transferability of Awards) shall be deleted and replaced with the following:

Awards may not be transferred or assigned or have any charge or other security interest created over them. If a grantee attempts to do any of those things, the Award shall lapse immediately. This Section does not prevent the transmission of an Award to a grantee’s Personal Representatives on the death of the grantee.

3.	Tax Liabilities. Section 13 of the Plan (Tax Withholding) shall be modified as follows:

(a)reference to “taxes” shall include primary class 1 (employee) NICs; and

(b)the following shall be included as a new sub-section 13(c):

“At the request of the Employer Company or the Company, as applicable, on or before a Taxable Event, the grantee must enter into a joint election under section 431(1) or section 431(2) of ITEPA 2003, in respect of the Shares to be acquired on grant, exercise, vesting, or settlement of the relevant Award.”

4.	Relationship with Employment Contract.

(a)The rights and obligations of any grantee under the terms of their office or employment with the Company (or any Group Company or former Group Company) shall not be affected by being a grantee.

(b)The value of any benefit realized under the UK Non-Tax Favoured Sub-Plan by grantees shall not be taken into account in determining any pension or similar entitlements.

(c)Grantees shall have no rights to compensation or damages on account of any loss or diminution in value in respect of Awards or the UK Non-Tax Favoured Sub-Plan where such loss arises (or is claimed to arise), in whole or in part, from: (i) termination of office or employment with; or (ii) notice to terminate office or employment given by or to the Company, any Group Company or any former Group Company. This exclusion of liability shall apply however termination of office or employment, or the giving of notice, is caused (whether lawful or unlawful and including in circumstances giving rise to a claim for wrongful dismissal) and however compensation or damages may be claimed.

(d)Grantees shall have no rights to compensation or damages from the Company, any Group Company or any former Group Company on account of any loss in respect of Awards or the UK Non-Tax Favoured Sub-Plan where such loss arises (or is claimed to arise), in whole or in part, from: (i) any company ceasing to be a Group Company; or (ii) the transfer of any business from a Group Company to any person that is not a Group Company.

(e)This exclusion of liability shall apply however the change of status of the relevant Group Company, or the transfer of the relevant business, is caused, and however compensation or damages may be claimed.

(f)Any benefit provided under the UK Non-Tax Favoured Sub-Plan is entirely discretionary and will not form part of a grantee’s entitlement to remuneration or benefits pursuant to their contract of employment, nor does the existence of a contract of employment between a grantee and the Company or any Group Company give the grantee any right or entitlement to receive any Award nor any expectation that any Awards will or might be granted, whether subject to any conditions or at all.

(g)For the purposes of the UK Non-Tax Favoured Sub-Plan, a grantee’s period of employment shall be determined without regard to any period of statutory, contractual, common law, civil law or other notice of termination of employment or any period of salary continuance or deemed employment, regardless of whether the termination of employment is otherwise lawful.

5.Data Protection. For the purposes of implementing, administering and managing the Plan (including the UK Non-Tax Favoured Sub-Plan) and any Awards granted thereunder, the Company and Group Companies will collect and process grantees’ Data in accordance with the Company’s privacy notice, a copy of which is available from the Company on request. Grantees hereby explicitly and unambiguously acknowledge the necessity of the collection, use, processing and transfer, in electronic or other form, of Data as described in this paragraph by and among, as applicable, the Company and Group Companies for the purpose of implementing, administering and managing the Plan (including the UK Non-Tax Favoured Sub-Plan) and any Awards granted thereunder. Grantees acknowledge that such Data may be transferred to such Data Recipients as may be selected by the Company (such as a stock plan service provider or broker), provided that the Company ensures that any such Data Recipient maintains a level of privacy broadly equivalent to the standard set forth in the Company’s internal privacy policy (if any) and privacy notice and, in any event, no less than that required by any relevant applicable legislation. Grantees accept that any such Data Recipient may be located in the United States, the United Kingdom, the European Economic Area or elsewhere and that the Data Recipient’s country may have different data privacy laws and protections than the grantees’ countries of residence.

ADDENDUM B

Neither this UK CSOP Sub-Plan, nor any Option Agreement connected with it, is an approved prospectus for the purposes of The Public Offers and Admissions to Trading Regulations 2024 (the “POATRs”) and no offer of relevant securities to the public (for the purposes of Regulation 7 of the POATRs) is being made in connection with this UK CSOP Sub-Plan to the Rezera Inc. 2026 Equity Incentive Plan. This UK CSOP Sub-Plan is a separate plan to the Plan (as defined below) for the purposes of the Financial Services and Markets Act 2000 and the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 and is exclusively available to bona fide employees and former employees of Rezera Inc. or any other Group Company (as defined below).

CSOP SUB-PLAN TO THE

REZERA, INC.

2026 EQUITY INCENTIVE PLAN

Adopted by a resolution of the Board on ______________

Registered online with HM Revenue & Customs under reference ______________

The terms set forth herein shall apply to Options offered to Eligible Employees who are resident in the United Kingdom pursuant to this UK CSOP Sub-Plan to the Rezera Inc. 2026 Equity Incentive Plan (the “UK CSOP Sub-Plan”).

Except as set forth in this UK CSOP Sub-Plan, the rules of the Rezera Inc. 2026 Equity Incentive Plan (the “Plan”) shall apply to all Options offered, granted or issued to Eligible Employees pursuant to the UK CSOP Sub-Plan and, accordingly, the Plan, as modified by this UK CSOP Sub-Plan, shall govern any such Options. To the extent there is any conflict between the terms of the Plan and the terms of this UK CSOP Sub-Plan, the terms of this UK CSOP Sub-Plan shall prevail. To the extent the terms of the Plan are not modified by this UK CSOP Sub-Plan, such terms shall remain in full force and effect.

All capitalized terms used herein but not otherwise defined shall have the respective meanings set forth in the Plan and all references to the Plan in the Plan, in any Option Agreement and/or in any other agreement related to the Plan or any Option Agreement entered into, delivered and/or issued to any person shall be deemed to include a reference to the UK CSOP Sub-Plan, as applicable.

This UK CSOP Sub-Plan is a separate plan to the Plan meeting the requirements of Schedule 4 (as defined below) which governs Options granted to Eligible Employees who are resident for tax purposes in the United Kingdom and eligible to participate in a Schedule 4 CSOP (as defined below). Any Option granted under the UK CSOP Sub-Plan shall be subject to the provisions of Schedule 4 and any other legislation and guidance applying to Schedule 4 CSOP options and those provisions shall prevail over any conflicting statement relating to such Option’s terms (whether under the Plan, the UK CSOP Sub-Plan, the Option Agreement or otherwise). Any discretion within the terms of the CSOP Sub-Plan may be only applied (i) to improve the existing rights of Optionees (as defined below); and (ii) on a fair and reasonable basis.

The UK CSOP Sub-Plan was established by resolution of the Board on the date set forth above.

1.Definitions. The following definitions and rules of interpretation apply in the UK CSOP Sub-Plan.

(a)“Adoption Date” means the date of the adoption of the UK CSOP Sub-Plan by the Company.

(b)“Associate” has the meaning given to that term in paragraph 12 of Schedule 4.

(c)“Business Day” means a day, except a Saturday or Sunday, on which commercial banks are open for general business in London or New York.

(d)“Cause” means, unless otherwise provided in an employment or other service agreement between the Company or another Group Company or the Employer Company and the Optionee, (i) any act, omission or conduct by the Optionee or at his or her direction constituting material misconduct in connection with the performance of the Optionee’s duties or responsibilities or otherwise in connection with the Company or its business, including, without limitation, misappropriation of funds or property of the Company or any of its parents, subsidiaries, affiliates or related entities; (ii) commission by the Optionee of (A) any felony, (B) a misdemeanor involving moral turpitude, deceit, dishonesty or fraud, or (C) in the United Kingdom, a crime other than a minor traffic offence; (iii) any act, omission or conduct by the Optionee or at his or her direction that would be reasonably expected to result in material injury or reputational harm to the Company or any of its parents, subsidiaries, affiliates or related entities; (iv) any material breach by the Optionee of any provisions contained in his or her offer letter, employment agreement or similar agreement, if applicable; (v) any breach by the Optionee of any fiduciary duty or duty of loyalty owing to the Company or any of its subsidiaries, affiliates or related entities; (vi) a violation by the Optionee of the Company’s or another Group Company’s or the Employer Company’s written employment policies (including, without limitation, any policies regarding equal employment opportunity, discrimination, harassment, retaliation, or conflicts of interest); (vii) continued non-performance by the Optionee of his or her duties to the Company or another Group Company or the Employer Company (other than by reason of the Optionee’s physical or mental illness, incapacity or disability) which has continued for more than ten (10) days following written notice of such non-performance from the Chief Executive Officer of the Company or the Board; (viii) the Optionee’s failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company or the Board to cooperate, or the destruction or failure to preserve documents or other materials known to be relevant to such investigation or the inducement of others to fail to cooperate or produce documents or other materials in connection with such investigation; or (ix) any other circumstances in which the Company or another Group Company or the Employer Company has the right to terminate the Optionee’s employment or engagement without notice.

(e)“Connected” has the meaning given to that term in section 993 of the Income Tax Act 2007.

(f)“Continuous Service” means the absence of any interruption or termination of service as an Employee or as a director of, or advisor or consultant to, any Group Company. Continuous Service shall not be considered interrupted or terminated in the case of (i) a Company approved leave of absence, (ii) a transfer between job-site location of any Group

Company or from one Group Company to another Group Company, or (iii) a change in status from an Employee to a director of, or consultant to, any Group Company.

(g)“Constituent Company” means any Group Company nominated by the Board to be a Constituent Company at the relevant time.

(h)“Control” has the meaning given to that term in section 719 of ITEPA 2003.

(i)“Data” means personal data about an Optionee, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any stock, units or directorships held in the Company or any Group Company, details of all options or other entitlements to shares awarded, cancelled, exercised, vested, unvested, or outstanding in the Optionee’s favour.

(j)“Data Recipient” means third parties assisting the Company in the implementation, administration, and management of the Plan (including with the UK CSOP Sub-Plan).

(k)“Eligible Employee” means (i) any employee of a Constituent Company; and (ii) any director of a Constituent Company who is required to devote at least 25 hours per week (excluding meal breaks) to their duties, who in either case: (x) does not have a Material Interest (either on their own or together with one or more of their Associates), and (y) has not had such an interest in the last 12 months; and has no Associate or Associates that has or (taken together) have a Material Interest or had such an interest in the last 12 months.

(l)“Employer Company” means the Optionee’s employer or former employer, as applicable.

(m)“Exercise Notice” means the notice of exercise attached as an exhibit to the Option Agreement or any other form of written or electronic notice approved by the Company for the purpose of exercising an Option.

(n)“Exercise Price” means the price at which each Share subject to an Option may be acquired on the exercise of that Option, which (subject to Section 15): (i) if Shares are to be newly issued to satisfy the exercise of the Option, may not be less than the nominal value of a Share; and (ii) may not be less than the Market Value of a Share on the Grant Date (or such earlier date as determined in accordance with paragraph 22 of Schedule 4).

(o)“Existing CSOP Options” means all: (i) Options; and (ii) options granted under any other Schedule 4 CSOP that has been established by the Company or any of its Associated Companies (as defined in paragraph 35 of Schedule 4), in all cases, that can still be exercised.

(p)“Grant Date” means the date on which the Optionee acquires an Option.

(q)“Group Company” means any of the following: (i) the Company; and (ii) a company of which the Company has Control and which is also a Subsidiary of the Company.

(r)“HMRC” means HM Revenue & Customs.

(s)“ITEPA 2003” means the Income Tax (Earnings and Pensions) Act 2003.

(t)“Key Feature” means any provision of the UK CSOP Sub-Plan that is necessary to meet the requirements of Schedule 4.

(u)“Market Value” means the market value determined in accordance with the applicable provisions of Part VIII of the Taxation of Chargeable Gains Act 1992, and any relevant published HMRC guidance, on the relevant date. If Shares are subject to a Relevant Restriction, Market Value shall be determined as if they were not subject to a Relevant Restriction.

(v)“Material Interest” has the meaning given in paragraph 9 of Schedule 4.

(w)“NICs” means National Insurance contributions.

(x)“Option” means a legally binding right to acquire Shares granted under the UK CSOP Sub-Plan;

(y)“Option Agreement” means an award agreement (including any notice of grant or Award Agreement) between the Company and an Optionee setting out the terms of an Option, made in accordance with Section 3(c).

(z)“Optionee” means an individual who is the holder of an Option or, where applicable, their personal representatives.

(aa)“Performance Condition” means any condition set under Section 4 that: (i) must be met before an Option can be exercised at all; and/or (ii) provides that the extent to which an Option becomes capable of exercise shall be determined by reference to performance over a certain period measured against specified targets.

(bb)“Personal Representatives” means the personal representative(s) of an Optionee (being either the executors of their will or if they die intestate the duly appointed administrator(s) of their estate) who have provided to the Board evidence of their appointment as such.

(cc)“Redundancy” has the meaning given to that term in the Employment Rights Act 1996.

(dd)“Relevant Restriction” means any provision included in any contract agreement, arrangement or condition to which any of sections 423(2), 423(3) and 423(4) of ITEPA 2003 would apply if references in those sections to employment-related securities were references to Shares.

(ee)“Rollover Period” means any period during which Options may be exchanged for options over shares in another company (under paragraph 26 of Schedule 4, and Sections 14(g) and 14(h)).

(ff)“Schedule 4” means Schedule 4 to ITEPA 2003.

(gg)“Schedule 4 CSOP” means a share plan that meets the requirements of Schedule 4.

(hh)“Shares” means shares of the Company’s Common Stock (subject to Section 15) that meet the requirements of paragraphs 16 to 18 and paragraph 20 of Schedule 4.

(ii)“Subsidiary” means a subsidiary as defined in section 1159 of the Companies Act 2006.

(jj)“Unvested” means such number or the proportion of the Shares subject to an Option that are not Vested.

(kk)“Vested” means such number or the proportion of the Shares subject to an Option that shall become vested according to the circumstances set out in the Option Agreement and “Vest” shall be construed accordingly.

2.	Interpretation.

(a)Section headings shall not affect interpretation of the UK CSOP Sub-Plan.

(b)Unless the context otherwise requires, words in the singular shall include the plural and in the plural shall include the singular.

(c)Unless the context otherwise requires, a reference to one gender shall include a reference to the other genders.

(d)A reference to a statute or statutory provision is a reference to it as amended, extended or re-enacted from time to time.

(e)A reference to a statute or statutory provision shall include all subordinate legislation made from time to time under that statute or statutory provision.

(f)A reference to writing or written includes fax and email.

(g)Any obligation on a party not to do something includes an obligation not to allow that thing to be done.

(h)A reference to the UK CSOP Sub-Plan or to any other agreement or document referred to in the UK CSOP Sub-Plan is a reference to the UK CSOP Sub-Plan or such other agreement or document as varied or novated (in each case, other than in breach of the provisions of the UK CSOP Sub-Plan) from time to time.

(i)Unless the context otherwise requires, references to Sections are to the Sections of the UK CSOP Sub-Plan.

(j)Any words following the terms including, include, in particular, for example or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms.

3.	Grant of Options.

(a)Subject to the rules of the UK CSOP Sub-Plan, the Company may grant Options to any Eligible Employee it chooses at any time. The UK CSOP Sub-Plan will not provide benefits otherwise than in accordance with Schedule 4. In particular, the UK CSOP Sub-Plan will not provide cash as an alternative to Options or Shares.

(b)Options may not be granted:

(i)at any time when that grant would be prohibited by, or in breach of any: (1) law; (2) regulation with the force of law; or (3) rule of an investment exchange on which Shares are listed or traded, or any other non-statutory rule that binds the Company or with which the Board has resolved to comply;

(ii)before the Adoption Date; or

(iii)after the tenth anniversary of the Adoption Date.

(c)An Option shall be granted by the Company and the Optionee executing an Option Agreement in a form approved by the Board. Each Option Agreement shall specify (without limitation): (i) the Grant Date; (ii) the number and class of the Shares over which the Option is granted; (iii) the Exercise Price; (iv) the date(s) or circumstances that will cause the Option to Vest; (v) the date when the Option will lapse, assuming that the Option is not exercised earlier and no event occurs to cause the Option to lapse earlier (this date may not be later than the tenth anniversary of the Grant Date) (the “Expiration Date”); (vi) any Performance Conditions, and the method by which the Performance Conditions may be varied or waived; (vii) a statement that: (1) the Option is subject to these rules, Schedule 4 and any other legislation or guidance applying to Schedule 4 CSOPs; and (2) the provisions listed in Section 3(c)(vii)(1) shall prevail over any conflicting statement relating to the Option’s terms; (viii) whether or not the Shares are subject to any Relevant Restrictions and, if so, the nature of the Relevant Restrictions; and (ix) the circumstances in which the Option will lapse.

4.	Performance Conditions.

(a)On the Grant Date of any Option, the Company: (i) may specify one or more Performance Conditions for the Option; and (ii) may specify, for any Performance Condition: (1) any restrictions that will apply to any variation or waiver of that Performance Condition under Section 4(d); or (2) that there may be no such variation or waiver.

(b)A Performance Condition may be specified to apply only to part of an Option.

(c)Any Performance Condition shall be an objective measure of the performance of: (i) the Company; (ii) the Optionee; or (iii) a business unit of which the Optionee is a part.

(d)Subject to any restrictions on variation or waiver specified by the Company under Section 4(a)(ii), the Board may vary or waive any Performance Condition if events occur that cause: (i) an Option to become exercisable before the end of the period over which the original Performance Condition was to be assessed, if the original Performance Condition cannot reasonably be applied to the shortened time period; or (ii) the Board to decide the Performance Condition is no longer an appropriate measure of performance.

(e)If the Board varies the Performance Condition under Section 4(d), the varied Performance Condition must be (in the reasonable opinion of the Board): (i) no more difficult to satisfy than the original Performance Condition was at the Grant Date; and (ii) not materially easier to satisfy than the original Performance Condition was at the Grant Date, unless the variation of the Performance Condition has been approved in advance by the Board.

(f)The Board shall determine whether, and to what extent, Performance Conditions have been satisfied.

(g)If an Option is subject to any Performance Condition, the Board shall notify the Optionee within a reasonable time after the Board becomes aware of the relevant information: (i) when that Performance Condition has become incapable of being satisfied, in whole or in part; and (ii) of any waiver or variation of that Performance Condition under Section 4(d).

5.Individual Limits on Grants. The grant of any share option intended to be an Option (“New Option”) shall be limited and take effect so that the total Market Value (at the relevant dates of grant) of Shares subject to all Existing CSOP Options held by the relevant Eligible Employee and the New Option does not exceed £60,000 (or any other amount specified in paragraph 6 of Schedule 4 at the relevant time).

6.Transfer of Options. Options may not be transferred or assigned or have any charge or other security interest created over them. If an Optionee attempts to do any of those things, the Option shall lapse immediately. This Section 6 does not prevent the transmission of an Option to an Optionee’s Personal Representatives on the death of the Optionee.

7.	Lapse and Suspension of Options.

(a)Unless Section 10(b) applies, an Option (or part of an Option as applicable) shall lapse on the earliest of the following:

(i)any attempted action by the Optionee falling within Section 6; or

(ii)to the extent that any Performance Condition becomes incapable of being met, or is not met on the date on which the Board measures the Performance Condition; or

(iii)the lapse date specified in the Option Agreement; or

(iv)the expiry of any time limit for the exercise of an Option specified in Section 10; or

(v)on the date the Optionee’s Continuous Service ceases due to Cause (or, if earlier, when notice of termination is given or, in the case of gross misconduct, on the date of occurrence of such gross misconduct); or

(vi)if any part of Section 14 applies, the time specified for the lapse of the Option under that part of Section 14; or

(vii)when the Optionee becomes bankrupt under Part IX of the Insolvency Act 1986, or applies for an interim order under Part VIII of the Insolvency Act 1986, or proposes or makes a voluntary arrangement under Part VIII of the Insolvency Act 1986, or takes similar steps, or is similarly affected, under laws of any jurisdiction that correspond to those provisions of the Insolvency Act.

(b)If Section 10(b) applies, the Option shall lapse on the first anniversary of the Optionee’s death.

8.	Exercise of Options: General.

(a)An Optionee may exercise an Option from the earliest of: (i) the time (or times, in the case of an Option which Vests in tranches) at which the Option normally Vests in accordance with the vesting schedule set out in the relevant Option Agreement; (ii) the time it becomes exercisable under Section 10; and (iii) the time it becomes exercisable under Section 14.

(b)An Optionee may only exercise an Option to the extent that: (i) any relevant Performance Conditions are achieved (unless waived under Section 4(d)); and (ii) it has Vested in accordance with the circumstances set out in the relevant Option Agreement (subject to Section 10 and Section 14).

9.	Exercise of Options: Restrictions.

(a)An Optionee may not exercise an Option when its exercise is prohibited by, or would be a breach of, any: (i) law; (ii) regulation with the force of law; or (iii) rule of an investment exchange on which the Shares are listed or traded, or other rule, code or set of guidelines that binds the Company or with which the Board has resolved to comply.

(b)An Optionee may not exercise an Option at any time when the Optionee: (i) has a Material Interest (any interests of the Optionee’s Associates being treated as belonging to the Optionee for this purpose); or (ii) had a Material Interest in the 12 months before that time (any interests of the Optionee’s Associates being treated as having belonged to the Optionee for this purpose).

(c)An Optionee may exercise an Option only if the Optionee has  made any arrangements, or entered into any agreements, required under Section 13 of the Plan (Tax Withholding).

(d)An Optionee may not exercise an Option at any time: (i) while subject to ongoing disciplinary proceedings by any Group Company; (ii) while any Group Company is investigating the Optionee’s conduct and may as a result begin disciplinary proceedings; (iii) while there is a breach of the Optionee’s employment contract that is a potentially fair reason for dismissal; (iv) while in breach of a fiduciary duty owed to any Group Company; (v) after the Optionee’s Continuous Service ceases, if there was a breach of the employment contract or fiduciary duties that (in the reasonable opinion of the Board) would have prevented exercise of the Option had the Company been aware (or fully aware) of that breach, and of which the Company was not aware (or not fully aware) until after both: (1) the Optionee’s Continuous Service ceases; and (2) the time (if any) when the Board decided to permit exercise of the Option.

(e)The Company shall not unfairly frustrate a valid exercise of the Option by the inappropriate application of any provision of Section 9(d).

(f)If an Optionee is unable to exercise an Option due to the application of Section 9(d), following the conclusion of any disciplinary proceedings or investigation, the Board shall determine whether the Option is exercisable. If so, the Option will be exercisable, subject to these rules, on the date of such determination.

10.	Termination of Continuous Service.

(a)An Optionee whose Continuous Service ceases may not exercise their Option except as permitted by this Section 10. Subject to Section 10(b), in no event may the Option be exercised after the Expiration Date set forth in the Option Agreement.

(b)Notwithstanding any other rule of this UK CSOP Sub-Plan, if an Optionee dies, the Optionee’s Personal Representatives may exercise the Option to the extent Vested (or to such greater extent as the Board acting fairly and reasonably may decide) (and, where applicable, to the extent the Performance Condition is met) during the period of 12 months following the Optionee’s death. If the Option is not exercised, it will lapse on the first anniversary of the Optionee’s death, provided the Option may lapse prior to the first anniversary of the Optionee’s death if Section 14(n) applies.

(c)An Optionee whose Continuous Service ceases due to (1) any Statutory Good Reason, or (2) other than where the Optionee’s Continuous Service ceases due to death or Cause, may exercise their Option to the extent Vested (or to such greater extent as the Board acting fairly and reasonably may decide) (and, where applicable, to the extent the Performance Condition is met) during the period of 3 months following such termination (or such longer period as determined by the Board).1 For the purposes of this Agreement, “Statutory Good Reason” means: (i) disability; (ii) injury; (iii) retirement; (iv) Redundancy; (v) the Optionee’s employer ceasing to be a Group Company; or (vi) the transfer of the business that employs the Optionee to a person that is not a Group Company.

(d)The Option shall lapse at the end of the exercise period specified in Section 10(c) to the extent it is not exercised.

(e)If an Optionee’s Continuous Service ceases due to Cause, the Option, whether Vested and unexercised or Unvested shall lapse immediately on the date upon which the Optionee’s Continuous Service ceases (or, if earlier, when notice to cease is given), or in the case of gross misconduct, on the date of occurrence of such gross misconduct. If an Optionee is suspended pending an investigation of whether the Optionee’s Continuous Service should be terminated due to Cause, all the Optionee’s rights under any Option, including the right to exercise the Option, shall be suspended during the investigation period.

11.	Manner of Exercise of Options.

(a)An Option shall be exercised by the Optionee giving a written Exercise Notice to the Company, that shall:

(i)set out the number of Shares over which the Optionee wishes to exercise the Option (if that number exceeds the number over which the Option may be validly exercised at the time: (1) the Option shall be treated as exercised only in respect of that lesser number; and (2) any excess amount paid to exercise the Option or meet any Tax Liability shall be refunded);

(ii)be made using a form that the Board will approve;

(iii)include the Optionee’s agreement to pay the Tax Liability

1 Note: The exercise of a CSOP option within three years of grant will not obtain favourable tax treatment and tax withholding should be made where the holder is leaving other than due to a Statutory Good Reason or their death.

in accordance with Section 13 of the Plan (Tax Withholding); and

(iv)be accompanied by the relevant Option Agreement (if an Option Agreement has been lost, the relevant Option may still be exercised, but the Company may make it a condition of exercise that the Optionee shall enter into a formal acknowledgement that the Option Agreement is lost and a binding undertaking to return it for cancellation if recovered at a later date).

(b)Any Exercise Notice shall be accompanied by: (i) payment of an amount equal to the Exercise Price multiplied by the number of Shares specified in the notice; (ii) any payment required under Section 13 of the Plan (Tax Withholding); and/or (iii) any documents relating to arrangements or agreements required under Section 13 of the Plan (Tax Withholding).

(c)Any Exercise Notice shall be invalid: (i) to the extent that it is inconsistent with the Optionee’s rights under these rules and the Option Agreement; (ii) if any of the requirements of Section 11(a) or Section 11(b) are not met; or (iii) if any payment referred to in Section 11(b) is made by a cheque that is not honoured on first presentation or in any other manner that fails to transfer the expected value to the Company.

(d)The Company may permit the Optionee to correct any defect referred to in Section 11(c)(ii) or Section 11(c)(iii) (but shall not be obliged to do so). The date of any corrected Exercise Notice shall be the date of the correction rather than the original date of the Exercise Notice for all other purposes of the UK CSOP Sub-Plan.

12.	Tax Liabilities. Section 13 of the Plan (Tax Withholding) shall be modified as follows:

(a)reference to “taxes” shall include primary class 1 (employee) NICs;

(b)the following shall be included as a new sub-section 13(c):

“At the request of the Employer Company or the Company, as applicable, on or before the date of exercise of the Option, the Optionee must enter into a joint election under section 431(1) or section 431(2) of ITEPA 2003, in respect of the Shares to be acquired on exercise of the relevant Option.”

(c)The following shall be included as a new sub-section 13(d):

“Optionees shall have no rights to compensation or damages on account of any loss in respect of Options or the UK CSOP Sub-Plan where such loss arises (or is claimed to arise), in whole or in part, from the UK CSOP Sub-Plan ceasing to be a Schedule 4 CSOP.”

13.	Relationship with Employment Contract.

(a)The rights and obligations of any Optionee under the terms of their office or employment with the Company (or any Group Company or former Group Company) shall not be affected by being an Optionee.

(b)The value of any benefit realised under the UK CSOP Sub-Plan by Optionees shall not be taken into account in determining any pension or similar entitlements.

(c)Optionees and Eligible Employees shall have no rights to compensation or damages on account of any loss or diminution in value in respect of Options or the UK CSOP Sub-Plan where such loss arises (or is claimed to arise), in whole or in part, from: (i) termination of office or employment with; or (ii) notice to terminate office or employment given by or to the Company, any Group Company or any former Group Company. This exclusion of liability shall apply however termination of office or employment, or the giving of notice, is caused (whether lawful or unlawful and including in circumstances giving rise to a claim for wrongful dismissal) and however compensation or damages may be claimed.

(d)Optionees and Eligible Employees shall have no rights to compensation or damages from the Company, any Group Company or any former Group Company on account of any loss in respect of Options or the UK CSOP Sub-Plan where such loss arises (or is claimed to arise), in whole or in part, from: (i) any company ceasing to be a Group Company; or (ii) the transfer of any business from a Group Company to any person that is not a Group Company.

(e)This exclusion of liability shall apply however the change of status of the relevant Group Company, or the transfer of the relevant business, is caused, and however compensation or damages may be claimed.

(f)Any benefit provided under the UK CSOP Sub-Plan is entirely discretionary and will not form part of an Optionee’s or Eligible Employee’s entitlement to remuneration or benefits pursuant to their contract of employment, nor does the existence of a contract of employment between an Optionee or Eligible Employee and the Company or any Group Company give the Optionee or Eligible Employee any right or entitlement to receive any Option nor any expectation that any Options will or might be granted, whether subject to any conditions or at all.

(g)For the purposes of the UK CSOP Sub-Plan, a Optionee’s period of employment shall be determined without regard to any period of statutory, contractual, common law, civil law or other notice of termination of employment or any period of salary continuance or deemed employment, regardless of whether the termination of employment is otherwise lawful.

14.	Takeovers and Liquidations.
(a)	For the purposes of this Section 14, a “Relevant Event” means:

(i)a person (the “Controller”) obtaining Control of the Company as a result of:

(1)making a general offer to acquire the whole of the issued share capital of the Company (except for any capital already held by the Controller or any person Connected with the Controller) that is made on a condition such that, if it is satisfied, the person making the offer will have Control of the Company; or

(2)making a general offer to acquire all the Shares in the Company (except for any shares already held by the Controller or any person Connected with the Controller) that are of the same class as the Shares; or

(ii)the court sanctioning a compromise or arrangement under either section 899 or section 901F of the Companies Act 2006 that is applicable to or affects:

(1)all the ordinary share capital of the Company or all the Shares of the same class as the Shares to which the Option relates; or

(2)all the Shares, or all the Shares of that same class, which are held by a class of shareholders identified otherwise than by reference to their employment or directorships or their participation in a Schedule 4 CSOP; or

(iii)shareholders becoming bound by a non-UK reorganisation (as defined by paragraph 35ZA of Schedule 4) that is applicable to or affects:

(1)all the ordinary share capital of the Company or all the Shares of the same class as the Shares to which the Option relates; or

(2)all the Shares, or all the Shares of that same class, which are held by a class of shareholders identified otherwise than by reference to their employment or directorships or their participation in a Schedule 4 CSOP; or

(iv)a person becomes bound or entitled to acquire Shares under sections 979 to 985 of the Companies Act 2006.

(b)Subject to Section 14(g) and Section 14(n), an Option may be exercised to the extent Vested (or to such greater extent as the Board acting fairly and reasonably may decide) (and, where applicable, to the extent the Performance Condition is met) on the date of the Relevant Event:

(i)within six months of a Relevant Event occurring under Sections 14(a)(i), 14(a)(ii) or 14(a)(iii); or

(ii)at any time after a Relevant Event occurring under Section 14(a)(iv), continuing for as long as that person remains so bound or entitled.

(c)The Board may determine that the Option shall lapse when it ceases to be exercisable under this Section 14(b).

(d)If (i) a Relevant Event specified in Section 14(a)(i) occurs; or (ii) a change of Control occurs as a result of a Relevant Event specified in Section 14(a)(ii), Section 14(a)(iii) or Section 14(a)(iv) and, as a result of the change of Control, Shares will no longer satisfy the requirements of Part 4 of Schedule 4, the Board may permit Optionees to exercise Options to the extent Vested (or to such greater extent as the Board acting fairly and reasonably may decide) (and, where applicable, to the extent the Performance Condition is met) at the date of the change of Control during the period of 20 days following the change of Control. Options that are not exercised will lapse at the expiry of 20 days following the change of Control.

(e)If the Board reasonably expects a Relevant Event to occur, the Board may make arrangements permitting Options to be exercised for a period of 20 days ending with the Relevant Event. If an Option is exercised under this Section 14(e), it will be treated as having been exercised in accordance with Section 14(b).

(f)If the Board makes arrangements for the exercise of Options under Section 14(e): (i) if the Option is not exercised in accordance with those arrangements, it will lapse on the date of the Relevant Event; and (ii) if the Relevant Event does not occur within 20 days of the date of purported exercise, the Option shall be treated as not having been exercised.

(g)If, as a result of a Relevant Event, a company has obtained Control of the Company, each Optionee may, by agreement with that company (“Acquiring Company”) within the Rollover Period, release each Option (“Old Option”) for a replacement option (“New Option”). A New Option shall:

(i)be over shares that satisfy the requirements of paragraphs 16 to 20 of Schedule 4 in the Acquiring Company (or some other company falling within paragraph 27(2)(b) of Schedule 4); and

(ii)be a right to acquire such number of those shares as have, immediately after grant of the New Option, a total Market Value substantially the same as the total Market Value of the shares subject to the Old Option immediately before its release; and

(iii)have an exercise price per share such that the total price payable on complete exercise of the New Option is substantially the same as the total price that would have been payable on complete exercise of the Old Option; and

(iv)so far as practicable, be on terms otherwise identical to the Old Option immediately before the Old Option’s release.

(h)Any “Rollover Period” shall have the same duration as the applicable appropriate period defined in paragraph 26(3) of Schedule 4.

(i)Any New Option granted under Section 14(g) shall be treated as having been acquired at the same time as the relevant Old Option for all other purposes of the UK CSOP Sub-Plan.

(j)The UK CSOP Sub-Plan shall be interpreted in relation to any New Options as if references to:

(i)the “Company” (except for those in the definitions of Constituent Company and Group Company) were references to the Acquiring Company (or to any other company whose shares are subject to the New Options, as the context may require); and

(ii)the “Shares” were references to the shares subject to the New Options.

(iii)The Company will remain the scheme organiser of the UK CSOP Sub-Plan (as defined in paragraph 2(2) of Schedule 4) following the release of Options and the grant of New Options under Section 14(g).

(k)The Acquiring Company and Optionee shall execute an Option Agreement for each New Option.

(l)In this Section 14 (other than Section 14(g)), a person shall be deemed to have obtained Control of a company if they, and others acting with them, have obtained Control of it together.

(m)If a Relevant Event takes place in the course of any corporate reconstruction or reorganisation under which the ultimate beneficial ownership of the business of the Group Companies will remain the same, and the company that obtains Control offers to grant New Options in accordance with Section 14(g), then Section 14(b) shall not apply and all Old Options shall lapse at the end of the Rollover Period to the extent that they are not released under Section 14(g).

(n)If the shareholders of the Company receive notice of a resolution for the voluntary winding up of the Company, any Optionee may exercise an Option to the extent Vested (or to such greater extent as the Board acting fairly and reasonably may decide) (and, where applicable, to the extent the Performance Condition is met) at the date of the resolution at any time in the period before that resolution is passed, conditionally upon the passing of that resolution, and if the Optionee does not exercise the Option, it shall lapse when the winding up begins.

(o)The Board shall notify Optionees of any event that is relevant to Options under this Section 14 within a reasonable period after the Board becomes aware of it.

(p)If an event within Section 3(c) of the Plan (Mergers and Other Transactions) occurs and this Section 14 does not otherwise apply to any Option in connection with such event, the provisions of Section 3 of the Plan shall apply to such Option in connection with such event (subject always to the provisions of Schedule 4 and any other legislation and guidance applying to Schedule 4 CSOP options).

15.Variation of Share Capital. If there is any variation of the share capital of the Company (whether that variation is a capitalisation issue (other than a scrip dividend), rights issue, consolidation, subdivision or reduction of capital or otherwise) that affects (or may affect) the value of Options, the Board may adjust the number and description of Shares subject to each Option and/or the Exercise Price of each Option in a manner that the Board, in its reasonable opinion, considers to be fair and appropriate. However:

(i)adjustments to the Exercise Price may only be made in accordance with the provisions of paragraph 22 of Schedule 4;

(ii)any adjustment to the number of Shares may be made only in accordance with either paragraph 22 of Schedule 4 or a mechanism notified to the Optionee at grant;

(iii)the total market value of the Shares subject to the Option, immediately after the variation of share capital, must be substantially the same as immediately before the variation of share capital;

(iv)the total amount payable on exercise of an Option, immediately after the variation of share capital, must be substantially the same as immediately before the variation of share capital; and

(v)the Exercise Price for a Share to be newly issued on the exercise of any Option shall not be reduced below its nominal value (unless the Board resolves to capitalise, from reserves, an amount equal to the amount by which the total nominal value of the relevant Shares exceeds the total adjusted Exercise Price, and to apply such amount to pay up the relevant Shares in full).

16.Notices.

(a)Any notice or other communication given under or in connection with the UK CSOP Sub-Plan shall be in writing and shall be delivered by hand, by email or by pre-paid first-class post or other next working day delivery service at the appropriate address or appropriate email address.

(b)For the purposes of this Section 16, the “appropriate address” means: (1) in the case of the Company, its registered office or such other address specified by the Company for such purpose; (2) in the case of an Optionee, their home address according to the records of the Company; and (3) if the Optionee has died, and notice of the appointment of Personal Representatives has been given to the Company, any contact address they have specified in such notice.

(c)For the purposes of this Section 16, “appropriate email address” means:(1) in the case of the Company, such email address specified by the Company for such purpose; and (2) in the case of the Optionee, the Optionee’s work email address (or personal email address, if known to the Company).

(d)Any notice or other communication given under this Section 16 shall be deemed to have been received: (i) if delivered by hand, on signature of a delivery receipt, or at the time the notice is left at the proper address; (ii) if sent by pre-paid first-class post or other next working day delivery service, at 9.00 am on the second Business Day after posting, or at the time recorded by the delivery service; and (iii) if sent by email, one hour after the time the email is sent.

(e)This Section 16 does not apply to: (i) the service of any Exercise Notice pursuant to Section 11(a); and (ii) the service of any proceedings or other documents in any legal action or, where applicable, any arbitration or other method of dispute resolution.

17.Administration and Amendment.

(a)The Board shall administer the UK CSOP Sub-Plan.

(b)The Board may amend the UK CSOP Sub-Plan from time to time but: (i) no amendment may be made to a Key Feature of the UK CSOP Sub-Plan if, as a result of the amendment, the UK CSOP Sub-Plan would no longer be a Schedule 4 CSOP; and (ii) no material amendment may apply to Options granted before the amendment was made without the consent of the Optionee.

(c)The Board shall determine any question of interpretation and settle any dispute arising under the UK CSOP Sub-Plan. In such matters, the Board’s decision shall be final.

(d)In making any decision or determination, or exercising any discretion under the rules, the Board shall act fairly and reasonably and in good faith.

(e)The Company shall not be obliged to notify any Optionee if an Option is due to lapse.

(f)The Company shall not be obliged to provide Optionees with copies of any materials sent to the holders of Shares.

18.Governing Law. The UK CSOP Sub-Plan and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by, and construed in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles.

19.Jurisdiction. Each party irrevocably agrees that the courts of the Commonwealth of Massachusetts shall have exclusive jurisdiction to settle any dispute or claim arising out of or in connection with the UK CSOP Sub-Plan or its subject matter or formation (including non-contractual disputes or claims). Each party irrevocably consents to any process in any such legal action or proceedings being served on it in accordance with the provisions of the UK CSOP Sub-Plan relating to service of notices. Nothing contained in the UK CSOP Sub-Plan shall affect the right to serve process in any other manner permitted by law.

20.Third Party Rights.

(a)A person who is not a party to the Option shall not have any rights under or in connection with it as a result of the Contracts (Rights of Third Parties) Act 1999 except where such rights arise under any provision of the UK CSOP Sub-Plan for any Employer Company of the Optionee which is not a party.

(b)This does not affect any right or remedy of a third party which exists, or is available, apart from the Contracts (Rights of Third Parties) Act 1999.

(c)The rights of the parties to an Option to surrender, terminate or rescind it, or agree any variation, waiver or settlement of it, are not subject to the consent of any person that is not a party to the Option as a result of the Contracts (Rights of Third Parties) Act 1999.

21.Data Protection. For the purposes of implementing, administering and managing the Plan (including the UK CSOP Sub-Plan) and any Options granted thereunder, the Company and Group Companies will collect and process Optionees’ Data in accordance with the Company’s privacy notice, a copy of which is available from the Company on request. Optionees hereby explicitly and unambiguously acknowledge the necessity of the collection, use, processing and transfer, in electronic or other form, of Data as described in this paragraph by and among, as applicable, the Company and Group Companies for the purpose of implementing, administering and managing the Plan (including the UK CSOP Sub-Plan) and any Options granted thereunder. Optionees acknowledge that such Data may be transferred to such Data Recipients as may be selected by the Company (such as a stock plan service provider or broker), provided that the Company ensures that any such Data Recipient maintains a level of privacy broadly equivalent to the standard set forth in the Company’s internal privacy policy (if any) and privacy notice and, in any event, no less than that required by any relevant applicable legislation. Optionees accept that any such Data Recipient may be located in the United States, the United Kingdom, the European Economic Area or elsewhere and that the Data Recipient’s country may have different data privacy laws and protections than the Optionees’ countries of residence.

INCENTIVE STOCK OPTION AGREEMENT

UNDER THE REZERA INC.

2026 EQUITY INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date (110% of FMV if a 10% owner)]

Grant Date:

Vesting Commencement Date:

Expiration Date:
[No more than 10 years (5 years if a 10% owner)]

Pursuant to the Rezera Inc. 2026 Equity Incentive Plan, as amended through the date hereof (the “Plan”), Rezera Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of the Company’s Common Stock, par value $0.00001 per share (the “Shares”), specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.

1.Exercisability Schedule.  No portion of this Stock Option may be exercised until such portion has become exercisable.  Except as set forth below, and subject to the discretion of the Administrator to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated below so long as the Optionee remains in a Service Relationship through the applicable date:

Incremental Number of Option Shares Exercisable	Exercisability Date

( %)
( %)
( %)
( %)

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.Manner of Exercise.

(a)The Optionee may exercise this Stock Option only in the following manner:  from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of the Optionee’s election to purchase some or all of the Option Shares purchasable at the time of such notice.  This notice shall specify the number of Option Shares to be purchased.

Payment of the exercise price for the Option Shares may be made by one or more of the following methods:  (i) in cash, by certified or bank check or other instrument acceptable to the Administrator, (ii) through the delivery (or attestation to the ownership) of Shares that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator, (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option exercise price, provided that in the event the Optionee chooses to pay the option exercise price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator may prescribe as a condition of such payment procedure or (iv) a combination of (i), (ii) and (iii) above.  Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full exercise price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Option Shares and any subsequent resale of the Option Shares will be in compliance with applicable laws and regulations.  In the event the Optionee chooses to pay the exercise price by previously-owned Shares through the attestation method, the number of Shares transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b)The Shares purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan.  The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Option Shares unless and until this Stock Option has been exercised pursuant to the terms hereof, the Company or the transfer agent has transferred the Option Shares to the Optionee and the Optionee’s name has been entered as the stockholder of record on the books of the Company.  Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Option Shares.

(c)Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3.Termination of Service Relationship.  If the Optionee’s Service Relationship terminates, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

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(a)Termination Due to Death.  If the Optionee’s Service Relationship terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.  Unless otherwise determined by the Administrator, any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b)Termination Due to Disability.  If the Optionee’s Service Relationship terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of termination or until the Expiration Date, if earlier.  Unless otherwise determined by the Administrator, any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

(c)Termination for Cause.  If the Optionee’s Service Relationship is terminated by the Company or an Affiliate for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect.

(d)Other Termination.  If the Optionee’s Service Relationship terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier.  Unless otherwise determined by the Administrator, any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and the Optionee’s representatives or legatees.

4.Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5.Transferability.  This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6.Status of the Stock Option.  This Stock Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), but the Company does not represent or warrant that this Stock Option qualifies as such.  The Optionee should consult with the Optionee’s own tax advisors regarding the tax effects of this

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Stock Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements and that this Stock Option must be exercised within three months after termination of employment as an employee (or 12 months in the case of death or disability) to qualify as an “incentive stock option.”  To the extent any portion of this Stock Option does not so qualify as an “incentive stock option,” such portion shall be deemed to be a non-qualified stock option.  If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to the Optionee, or within the two-year period beginning on the day after the grant of this Stock Option, the Optionee will so notify the Company within 30 days after such disposition.

7.Tax Withholding.  The Optionee shall, not later than the date as of which amounts with respect to this Stock Option become includable in the gross income of the Optionee for income tax purposes, pay to the Company or its Affiliates, or make arrangements satisfactory to the Administrator for payment of, any U.S. federal, state or local, and non-U.S. or other taxes of any kind required by law to be withheld by the Company or its Affiliates with respect to the Stock Option.  The Administrator may require that the Company’s or Affiliate’s tax withholding obligation to be satisfied, in whole or in part, by (i) the Company withholding from Option Shares a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment or (ii) an arrangement whereby a certain number of Option Shares are immediately sold and proceeds from such sale are remitted to the Company or any applicable Affiliate in an amount that would satisfy the withholding amount due.

8.No Obligation to Continue Service Relationship.  Neither the Company nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s employment or other Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Affiliate to terminate the Optionee’s employment or other Service Relationship at any time.

9.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10.Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its Affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information, (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information, (iii) authorizes the Relevant Companies to store and transmit such information in electronic form and (iv) authorizes the transfer of the Relevant Information to any jurisdiction that the Relevant Companies consider appropriate.  The

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Optionee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

11.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

12.Clawback Acknowledgement.  The Optionee understands that if the Optionee is or becomes subject to the Rezera Inc. Compensation Recovery Policy (the “Clawback Policy”), the Company and/or the Board shall be entitled to recover all Erroneously Awarded Compensation (as defined in the Clawback Policy) from the Optionee pursuant to such means as the Company and/or the Board may elect.  The Optionee agrees that the Optionee shall take all required action to enable such recovery. The Optionee understands that such recovery may be sought and occur after the Optionee’s Service Relationship terminates.  The Optionee further agrees that the Optionee is not entitled to indemnification for any Erroneously Awarded Compensation or for any claim or losses arising out of or in any way related to Erroneously Awarded Compensation recovered pursuant to the Clawback Policy and, to the extent any agreement or organizational document purports to provide otherwise, the Optionee hereby irrevocably agrees to forego such indemnification.  The Optionee acknowledges and agrees that the Optionee has received and has had an opportunity to review the Clawback Policy.  Any action by the Company to recover Erroneously Awarded Compensation under the Clawback Policy from the Optionee shall not be deemed (i) an event giving rise to a right to resign for “good reason”, if applicable, or serve as a basis for a claim of constructive termination under any benefits or compensation arrangement applicable to the Optionee or (ii) to constitute a breach of a contract or other arrangement to which the Optionee is a party.  Further, to the extent that any Optionee receives any amount in excess of the amount that the Optionee should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Administrator may require the Optionee to repay any such excess amount to the Company.  This Section 12 is a material term of this Agreement.

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REZERA INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

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NON-QUALIFIED STOCK OPTION AGREEMENT
For COmpany EMPLOYEES
UNDER THE REZERA INC.
2026 Equity INCENTIVE PLAN

Name of Optionee:
No. of Option Shares:
Option Exercise Price per Share:	$
[FMV on Grant Date]
Grant Date:
Vesting Commencement Date:
Expiration Date:
[No more than 10 years]

Pursuant to the Rezera Inc. 2026 Equity Incentive Plan, as amended through the date hereof (the “Plan”), Rezera Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of the Company’s Common Stock, par value $0.00001 per share (the “Shares”), specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth in this Non-Qualified Stock Option Agreement, including any provisions for the Optionee’s country set forth in the addendum attached as Exhibit A hereto (the “Addendum” and, collectively with the Non-Qualified Stock Option Agreement, the “Agreement”) and in the Plan.  This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1.Exercisability Schedule.  No portion of this Stock Option may be exercised until such portion has become exercisable.  Except as set forth below, and subject to the discretion of the Administrator to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated below so long as the Optionee remains in a Service Relationship through the applicable date:

Incremental Number of Option Shares Exercisable	Exercisability Date

( %)
( %)
( %)
( %)

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.Manner of Exercise.

(a)The Optionee may exercise this Stock Option only in the following manner:  from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of the Optionee’s election to purchase some or all of the Option Shares purchasable at the time of such notice.  This notice shall specify the number of Option Shares to be purchased.

Payment of the exercise price for the Option Shares may be made by one or more of the following methods:  (i) in cash, by certified or bank check or other instrument acceptable to the Administrator, (ii) through the delivery (or attestation to the ownership) of Shares that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator, (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option exercise price, provided that in the event the Optionee chooses to pay the option exercise price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator may prescribe as a condition of such payment procedure, (iv)  by a “net exercise” arrangement pursuant to which the Company will reduce the number of Option Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price or (v) a combination of (i), (ii), (iii) and (iv) above.  Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full exercise price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Option Shares and any subsequent resale of the Option Shares will be in compliance with applicable laws and regulations.  In the event the Optionee chooses to pay the exercise price by previously-owned Shares through the attestation method, the number of Shares transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b)The Shares purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan.  The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Option Shares unless and until this Stock Option has been exercised

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pursuant to the terms hereof, the Company or the transfer agent has transferred the Option Shares to the Optionee and the Optionee’s name has been entered as the stockholder of record on the books of the Company.  Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Option Shares.

(c)Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3.Termination of Service Relationship.  If the Optionee’s Service Relationship terminates, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a)Termination Due to Death.  If the Optionee’s Service Relationship terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.  Unless otherwise determined by the Administrator, any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b)Termination Due to Disability.  If the Optionee’s Service Relationship terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of termination or until the Expiration Date, if earlier.  Unless otherwise determined by the Administrator, any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

(c)Termination for Cause.  If the Optionee’s Service Relationship is terminated by the Company or an Affiliate for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect.

(d)Other Termination.  If the Optionee’s Service Relationship terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier.  Unless otherwise determined by the Administrator, any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and the Optionee’s representatives or legatees.

4.Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this

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Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5.Transferability.  This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6.Tax Withholding.  The Optionee shall, not later than the date as of which amounts with respect to this Stock Option become includable in the gross income of the Optionee for income tax purposes, pay to the Company or its Affiliates, or make arrangements satisfactory to the Administrator for payment of, any U.S. federal, state or local, and non-U.S. or other taxes of any kind required by law to be withheld by the Company or its Affiliates with respect to the Stock Option.  The Administrator may require that the Company’s or Affiliate’s tax withholding obligation to be satisfied, in whole or in part, by (i) the Company withholding from Option Shares a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment or (ii) an arrangement whereby a certain number of Option Shares are immediately sold and proceeds from such sale are remitted to the Company or any applicable Affiliate in an amount that would satisfy the withholding amount due.

7.No Obligation to Continue Service Relationship.  Neither the Company nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s employment or other Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Affiliate to terminate the Optionee’s employment or other Service Relationship at any time.

8.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9.Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its Affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information, (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information, (iii) authorizes the Relevant Companies to store and transmit such information in electronic form and (iv) authorizes the transfer of the Relevant Information to any jurisdiction that the Relevant Companies consider appropriate.  The Optionee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

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10.Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

11.Clawback Acknowledgement.  The Optionee understands that if the Optionee is or becomes subject to the Rezera Inc. Compensation Recovery Policy (the “Clawback Policy”), the Company and/or the Board shall be entitled to recover all Erroneously Awarded Compensation (as defined in the Clawback Policy) from the Optionee pursuant to such means as the Company and/or the Board may elect.  The Optionee agrees that the Optionee shall take all required action to enable such recovery.  The Optionee understands that such recovery may be sought and occur after the Optionee’s Service Relationship terminates.  The Optionee further agrees that the Optionee is not entitled to indemnification for any Erroneously Awarded Compensation or for any claim or losses arising out of or in any way related to Erroneously Awarded Compensation recovered pursuant to the Clawback Policy and, to the extent any agreement or organizational document purports to provide otherwise, the Optionee hereby irrevocably agrees to forego such indemnification.  The Optionee acknowledges and agrees that the Optionee has received and has had an opportunity to review the Clawback Policy.  Any action by the Company to recover Erroneously Awarded Compensation under the Clawback Policy from the Optionee shall not be deemed (i) an event giving rise to a right to resign for “good reason”, if applicable, or serve as a basis for a claim of constructive termination under any benefits or compensation arrangement applicable to the Optionee or (ii) to constitute a breach of a contract or other arrangement to which the Optionee is a party.  Further, to the extent that any Optionee receives any amount in excess of the amount that the Optionee should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other

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administrative error), the Administrator may require the Optionee to repay any such excess amount to the Company.  This Section 11 is a material term of this Agreement.

REZERA INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

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Exhibit A

Addendum

Capitalized terms, unless explicitly defined in this Addendum to the Non-Qualified Stock Option Agreement (the “Option Agreement”), shall have the meanings given to them in the Option Agreement and the Plan. For purposes of this Addendum, “Service Recipient” means the Company or, if different, the Affiliate for which the Optionee provides services, and “Tax-Related Items” means all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Optionee’s participation in the Plan and legally applicable or deemed applicable to the Optionee.

Terms and Conditions

This Addendum includes additional terms and conditions that govern the Stock Option, if the Optionee resides and/or works in one of the countries listed below.  If the Optionee is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which the Optionee is currently residing and/or working, or if the Optionee transfers to another country after the grant of this Stock Option, the Company shall, in its discretion, determine to what extent the additional terms and conditions contained herein shall be applicable to the Optionee.

Notifications

This Addendum also may include information regarding securities, exchange control, tax and certain other issues of which the Optionee should be aware with respect to the Optionee’s participation in the Plan.  The information is based on the securities, exchange control, tax and other laws in effect as of September 2026.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that the Optionee not rely on the information contained herein as the only source of information relating to the consequences of the Optionee’s participation in the Plan because the information may be out of date at the time the Optionee exercises this Stock Option or at the time the Optionee sells any Shares acquired upon the exercise of this Stock Option.  In addition, the information is general in nature and may not apply to the Optionee’s particular situation, and the Company is not in a position to assure the Optionee of any particular result; therefore, the Optionee should seek appropriate professional advice as to how the relevant laws in the Optionee’s country may apply to the Optionee’s individual situation.

If the Optionee is a citizen or resident (or is considered as such for local tax purposes) of a country other than the country in which the Optionee is currently residing and/or working, or if the Optionee transfers to another country after the grant of this Stock Option, the notifications contained herein may not be applicable to the Optionee in the same manner.

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CANADA

Terms and Conditions

Conflict.  In the event of a conflict between the terms of this Section “Canada” to Exhibit A and the Option Agreement, the terms of this Section “Canada” shall prevail.

Non-Qualified Securities.  All or a portion of the Shares subject to the Stock Option may be “non-qualified securities” within the meaning of the Income Tax Act (Canada).  If the Optionee is a director, officer or employee of the Company or of a subsidiary of the Company, the Company or such subsidiary (as applicable) shall notify the Optionee, no later than 30 days following the date of this Agreement, which Shares, if any, that may be issued or sold under the Stock Option will be “non-qualified securities” within the meaning of the Income Tax Act (Canada).

Manner of Exercise.  This provision replaces the second paragraphs of Section 2(a) of the Option Agreement:

Payment of the purchase price for the Option Shares may be made by one or more of the following methods, at the sole discretion of the Optionee:  (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii)  by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iii) a combination of (i) and (ii) above.  Payment instruments will be received subject to collection.

Responsibility for Taxes.  This provision replaces Section 6 of the Option Agreement:

(b)Prior to the relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items.  In this regard, the Optionee authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any applicable withholding obligations or rights with regard to all Tax-Related Items by one or a combination of the following: (i) requiring the Optionee to make a payment in a form acceptable to the Company; (ii) withholding from the Optionee’s wages, or other compensation payable to the Optionee by the Company or the Service Recipient, or (iii) withholding from proceeds of the sale of the Optionee’s Shares acquired upon the exercise of this Stock Option either through, on behalf of and as agent for the Optionee, a voluntary sale or a mandatory sale by the Optionee arranged by the Company (pursuant to this authorization without further consent).

(c)The Company and/or Service Recipient may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in the Optionee’s jurisdiction.  In the event of over-withholding, the Optionee may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Shares), or if not refunded, the Optionee may seek a refund from local tax authorities.

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In the event of under-withholding, the Optionee may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Service Recipient.  If the obligation for Tax-Related Items is satisfied by the Company selling the Optionee’s Shares on behalf of and as agent for the Optionee and withholding some or all of the proceeds of such sale, for tax purposes, the Optionee is issued the full number of Shares subject to the exercised Stock Option as beneficial owner, notwithstanding that a number of Shares is sold on the Optionee’s behalf for the purpose of paying the Tax-Related Items.

Sale Event.  In the event that all outstanding Awards granted under the Plan terminate as contemplated under Section 3(c) of the Plan, notwithstanding that section, the Optionee shall have the option to (i) within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options (to the extent then exercisable) held by such Optionee; or (ii) surrender the Optionee’s Options to the Company for a cash payment equal to the difference between (A) the Sale Price multiplied by the number of Shares subject to outstanding Options (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options (provided that, in the case of an Option with an exercise price equal to or greater than the Sale Price, such Option shall be cancelled for no consideration).

Termination of Service Relationship.  This provision supplements Section 3 of the Option Agreement:

(e)Termination Date

Subject to the minimum period of statutory notice, if any, required by applicable employment standards legislation, for purposes of this Stock Option, the Optionee’s Service Relationship will be considered terminated, and the Optionee’s right (if any) to earn, seek damages in lieu of, vest in, exercise or otherwise benefit from any portion of the Stock Option pursuant to this Agreement will be measured by the date that is the earliest of:

i.	the date the Optionee’s Service Relationship is terminated for any reason, including for greater certainty, termination without cause, and
ii.	the date the Optionee receives written notice of termination of the Service Relationship from the Service Recipient,

regardless of any period during which notice, pay in lieu of notice or related payments or damages are provided or required to be provided under local law.  For greater certainty, the Optionee will not earn or be entitled to any pro-rated vesting or extended exercisability for that portion of time before the date on which the Optionee’s right to vest in or exercise the Stock Option terminates, nor will the Optionee be entitled to any compensation for lost vesting or exercisability.

Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting or exercisability during a statutory notice period, the Optionee’s right to vest in or exercise the Stock Option, if any, will terminate effective upon the expiry of the minimum statutory notice period, but the Optionee will not earn or be entitled to pro-rated vesting or extended exercisability if an exercisability date falls or exercisability period ends after the end of the statutory notice period, nor will the Optionee be entitled to any compensation for lost vesting

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or exercisability. In any event, if employment standards legislation explicitly requires continued vesting or exercisability during a statutory notice period, then the additional exercisability provided under Section 3(d) is deemed to be inclusive of any entitlements that arise during the applicable statutory notice period.

Notifications

The Company recommends that Optionees consult their personal tax advisors with respect to federal, state, provincial, local and foreign tax aspects of participation in the Plan, including compliance with any applicable reporting obligations.

Compliance with Laws

The Company’s obligation to issue and deliver Shares under this Award to the Optionee is subject to such compliance by the Company and the Optionee as the Company deems necessary or advisable with all applicable laws, including with respect to Tax-Related Items.  The Company may, as a condition to the grant of this Award, require the Optionee to: (i) represent in writing that participation in the distribution of the Shares received in connection with such Award is voluntary; and (ii) make such other representations and warranties as are deemed appropriate by counsel to the Company.  Each certificate representing Shares acquired under the Option Agreement shall bear a legend in such form as the Company deems appropriate.

The following provisions apply if the Optionee resides in Quebec:

French Language Documents

The parties confirm that it is their wish that this Agreement, as well as any other documents relating to this Agreement, have been and will be drawn up in the English language only.

Les signataires confirment leur volonté que la présente convention, de même que tous les documents s’y rattachant, soient rédigés en anglais seulement.

Data Privacy Consent.  This provision supplements Section 9 of the Option Agreement:

The Optionee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or otherwise, involved in the administration and operation of the Plan.  The Optionee further authorizes the Company, the Service Recipient and any Subsidiary to discuss and disclose the Optionee’s participation in the Plan with their advisors.  The Optionee further authorizes the Company, the Service Recipient and any Subsidiary to record such information in his or her employee file.

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SPAIN

Terms and Conditions

Conflict.  In the event of a conflict between the terms of this Section “Spain” to Exhibit A and the Option Agreement, the terms of this Section “Spain” shall prevail.

Nature of Grant.  This provision supplements Section 7 of the Option Agreement:

By accepting the Stock Option, the Optionee consents to participation in the Plan and acknowledges that he or she has received a copy of the Plan.

The Optionee understands that the Company has unilaterally, gratuitously and discretionally decided to grant the Stock Option under the Plan to individuals who may be employees of the Company or the Service Recipient.  The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Service Recipient on an ongoing basis other than to the extent set forth in the Plan or the Agreement.  Consequently, the Optionee understands that the Stock Option is granted on the assumption and condition that the Stock Option and the Shares issued upon exercise shall not become a part of any employment or service contract (including the Service Recipient) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever.  Furthermore, the Optionee understands and freely accepts that there is no guarantee that any benefit whatsoever will arise from the Stock Option, which is gratuitous and discretionary, since the future value of the Stock Option and the underlying Shares is unknown and unpredictable.

In particular, the Optionee understands and agrees that, unless otherwise expressly provided for by the Company or set forth In the Option Agreement, the Stock Option will be canceled without entitlement to any Shares if the Optionee’s Service Relationship is terminated for any reason, including, but not limited to: resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without good cause (i.e., subject to a “despido improcedente”), material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, or under Article 10.3 of Royal Decree 1382/1985. The Company, in its sole discretion, shall determine the date when the Optionee’s Service Relationship has terminated for purposes of the Stock Option.

Finally, the Optionee understands that the grant of the Stock Option would not be made to the Optionee but for the assumptions and conditions referred to herein; thus, the Optionee acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of, or right to, the Stock Option shall be null and void.

Notifications

Securities Law Information.  No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the Stock Option.  Neither the Plan nor the Agreement (including this Addendum) has been or will be registered with

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the Comisión Nacional del Mercado de Valores (Spanish Securities Exchange Commission), and they do not constitute a public offering prospectus.

Exchange Control Information.  The Optionee may be required to declare the acquisition and sale of Shares to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), the Bureau of Commerce and Investments, which is a department of the Ministry of Economics and Competitiveness.  The specific requirements depend on whether the Shares are publicly traded at the time of acquisition or sale.

The Optionee is also required to electronically declare to the Bank of Spain any security accounts (including brokerage accounts held abroad), as well as the securities held in such accounts (including Shares acquired under the Plan) if the value of the transactions for all such accounts during the prior tax year or the balances in such accounts as of December 31 of the prior tax year exceeds EUR 1 million.  Different thresholds and deadlines to file this declaration apply. However, if neither such transactions during the immediately preceding year nor the balances / positions as of December 31 exceed EUR 1 million, no such declaration must be filed unless expressly required by the Bank of Spain.  If any of such thresholds were exceeded during the current year, the Optionee may be required to file the relevant declaration corresponding to the prior year, however, a summarized form of declaration may be available.

Foreign Asset/Accounting Reporting Information.  To the extent that an Optionee who is a Spanish resident holds rights or assets (e.g., cash or Shares held in a bank or brokerage account) outside Spain with a value in excess of EUR 50,000 per type of right or asset as of December 31 each year (or at any time during the year in which the Optionee sells or disposes of such right or asset), the Optionee is required to report information on such rights and assets on his or her tax return for such year.  Shares constitute securities for purposes of this requirement, but unvested rights (e.g., Stock Options) are not considered assets or rights for purposes of this requirement.

If applicable, Spanish residents must report the assets or rights on Form 720 by no later than March 31 following the end of the relevant year. After such rights or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than EUR 20,000.  An Optionee who is a Spanish resident should consult with a personal tax and legal advisor to ensure compliance with their personal reporting requirements.

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NON-QUALIFIED STOCK OPTION AGREEMENT

For NON-EMPLOYEE DIRECTORS

UNDER THE REZERA INC.

2026 Equity INCENTIVE PLAN

Name of Optionee:
No. of Option Shares:
Option Exercise Price per Share:	$
[FMV on Grant Date]
Grant Date:
Vesting Commencement Date:
Expiration Date:
[No more than 10 years]

Pursuant to the Rezera Inc. 2026 Equity Incentive Plan, as amended through the date hereof (the “Plan”), Rezera Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of the Company’s Common Stock, par value $0.00001 per share (the “Shares”), specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.  This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1.Exercisability Schedule.  No portion of this Stock Option may be exercised until such portion has become exercisable.  Except as set forth below, and subject to the discretion of the Administrator to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated below so long as the Optionee remains in a Service Relationship through the applicable date:

Incremental Number of Option Shares Exercisable	Exercisability Date

( %)
( %)
( %)
( %)

Notwithstanding anything to the contrary herein or in the Plan, all outstanding Option Shares shall become fully exercisable upon a Sale Event; provided that the Optionee remains in a Service Relationship through the consummation of the Sale Event. Once exercisable, this Stock

Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.Manner of Exercise.

(a)The Optionee may exercise this Stock Option only in the following manner:  from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of the Optionee’s election to purchase some or all of the Option Shares purchasable at the time of such notice.  This notice shall specify the number of Option Shares to be purchased.

Payment of the exercise price for the Option Shares may be made by one or more of the following methods:  (i) in cash, by certified or bank check or other instrument acceptable to the Administrator, (ii) through the delivery (or attestation to the ownership) of Shares that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator, (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option exercise price, provided that in the event the Optionee chooses to pay the option exercise price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator may prescribe as a condition of such payment procedure, (iv)  by a “net exercise” arrangement pursuant to which the Company will reduce the number of Option Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price or (v) a combination of (i), (ii), (iii) and (iv) above.  Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full exercise price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Option Shares and any subsequent resale of the Option Shares will be in compliance with applicable laws and regulations.  In the event the Optionee chooses to pay the exercise price by previously-owned Shares through the attestation method, the number of Shares transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b)The Shares purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan.  The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Option Shares unless and until this Stock Option has been exercised pursuant to the terms hereof, the Company or the transfer agent has transferred the Option Shares

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to the Optionee and the Optionee’s name has been entered as the stockholder of record on the books of the Company.  Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Option Shares.

(c)Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3.Termination of Service Relationship.  If the Optionee’s Service Relationship terminates for any reason, any portion of this Stock Option outstanding on such date may only be exercised, to the extent exercisable on the date of termination, for a period of twelve months from the date of termination or until the Expiration Date, if earlier.  Unless otherwise determined by the Administrator, any portion of this Stock Option that is not exercisable on the date of termination of the Optionee’s Service Relationship shall terminate immediately and be of no further force or effect.

4.Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5.Transferability.  This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6.No Obligation to Continue Service Relationship.  Neither the Company nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Affiliate to terminate the Optionee’s Service Relationship at any time.

7.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

8.Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its Affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information, (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information, (iii) authorizes the Relevant Companies to store and transmit such information in electronic form and (iv) authorizes the transfer of the Relevant Information to any jurisdiction that the Relevant Companies consider appropriate.  The

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Optionee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

9.Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

REZERA INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

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RESTRICTED Stock UNIT AWARD AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE REZERA INC.

2026 EQUITY INCENTIVE PLAN

Name of Grantee:
No. of Restricted Stock Units:
Grant Date:
Vesting Commencement Date:

Pursuant to the Rezera Inc. 2026 Equity Incentive Plan, as amended through the date hereof (the “Plan”), Rezera Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above.  Each Restricted Stock Unit relates to one share of Common Stock, par value $0.00001 per share (the “Shares”), of the Company.

1.Restrictions on Transfer of Award.  This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2.Vesting of Restricted Stock Units.  The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the vesting dates (each such date, a “Vesting Date”) specified in the following schedule so long as the Grantee remains in a Service Relationship through the applicable Vesting Date.  If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such Vesting Date.

Incremental Number of Restricted Stock Units Vested	Vesting Date

( %)
( %)
( %)
( %)
( %)

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3.Termination of Service Relationship.  Unless otherwise determined by the Administrator, if the Grantee’s Service Relationship terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of the Grantee’s successors, heirs, assigns or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4.Issuance of Shares.  As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such Vesting Date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such Shares.

5.Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meanings specified in the Plan, unless a different meaning is specified herein.

6.Tax Withholding.  The Grantee shall, not later than the date as of which of this Award becomes includable in the gross income of the Grantee for income tax purposes, pay to the Company or its Affiliates, or make arrangements satisfactory to the Administrator for payment of, any U.S. federal, state or local and non-U.S. or other taxes of any kind required by law to be withheld by the Company or its Affiliates with respect to the Award.  The Administrator may require that the Company’s or Affiliate’s tax withholding obligation be satisfied, in whole or in part, by (i) the Company withholding from Shares to be issued pursuant to this Award a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment or (ii) an arrangement whereby a certain number of Shares subject to the Award are immediately sold and proceeds from such sale are remitted to the Company or any applicable Affiliate in an amount that would satisfy the withholding amount due.

7.Section 409A of the Code.  This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A as “short-term deferrals” as described in Section 409A.

8.No Obligation to Continue Service Relationship.  Neither the Company nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s employment or other Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Affiliate to terminate the Grantee’s employment or other Service Relationship at any time.

9.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

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10.Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its Affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information, (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information, (iii) authorizes the Relevant Companies to store and transmit such information in electronic form and (iv) authorizes the transfer of the Relevant Information to any jurisdiction that the Relevant Companies consider appropriate.  The Grantee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

11.Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

12.Clawback Acknowledgement.  The Grantee understands that if the Grantee is or becomes subject to the Rezera Inc. Compensation Recovery Policy (the “Clawback Policy”), the Company and/or the Board shall be entitled to recover all Erroneously Awarded Compensation (as defined in the Clawback Policy) from the Grantee pursuant to such means as the Company and/or the Board may elect.  The Grantee agrees that the Grantee shall take all required action to enable such recovery.  The Grantee understands that such recovery may be sought and occur after the Grantee’s Service Relationship terminates.  The Grantee further agrees that the Grantee is not entitled to indemnification for any Erroneously Awarded Compensation or for any claim or losses arising out of or in any way related to Erroneously Awarded Compensation recovered pursuant to the Clawback Policy and, to the extent any agreement or organizational document purports to provide otherwise, the Grantee hereby irrevocably agrees to forego such indemnification.  The Grantee acknowledges and agrees that the Grantee has received and has had an opportunity to review the Clawback Policy.  Any action by the Company to recover Erroneously Awarded Compensation under the Clawback Policy from the Grantee shall not be deemed (i) an event giving rise to a right to resign for “good reason”, if applicable, or serve as a basis for a claim of constructive termination under any benefits or compensation arrangement applicable to the Grantee or (ii) to constitute a breach of a contract or other arrangement to which the Grantee is a party.  Further, to the extent that any Grantee receives any amount in excess of the amount that the Grantee should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Administrator may require the Grantee to repay any such excess amount to the Company.  This Section 12 is a material term of this Agreement.

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REZERA INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

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RESTRICTED Stock UNIT AWARD AGREEMENT

FOR NON-EMPLOYEE DIRECTORS

UNDER THE REZERA INC.

2026 EQUITY INCENTIVE PLAN

Name of Grantee:
No. of Restricted Stock Units:
Grant Date:
Vesting Commencement Date:

Pursuant to the Rezera Inc. 2026 Equity Incentive Plan, as amended through the date hereof (the “Plan”), Rezera Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above.  Each Restricted Stock Unit relates to one share of Common Stock, par value $0.00001 per share (the “Shares”), of the Company.

1.Restrictions on Transfer of Award.  This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2.Vesting of Restricted Stock Units.  The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the vesting dates (each such date, a “Vesting Date”) specified in the following schedule so long as the Grantee remains in a Service Relationship through the applicable Vesting Date.  If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such Vesting Date.

Incremental Number of Restricted Stock Units Vested	Vesting Date

( %)
( %)
( %)
( %)
( %)

Notwithstanding anything to the contrary herein or in the Plan, all outstanding Restricted Stock Units shall become fully vested upon a Sale Event; provided that the Grantee remains in a Service Relationship through the consummation of the Sale Event.  The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3.Termination of Service Relationship.  Unless otherwise determined by the Administrator, if the Grantee’s Service Relationship terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of the Grantee’s successors, heirs, assigns or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4.Issuance of Shares.  As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such Vesting Date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such Shares.

5.Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meanings specified in the Plan, unless a different meaning is specified herein.

6.Section 409A of the Code.  This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A as “short-term deferrals” as described in Section 409A.

7.No Obligation to Continue Service Relationship.  Neither the Company nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Affiliate to terminate the Grantee’s Service Relationship at any time.

8.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9.Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its Affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information, (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information, (iii) authorizes the Relevant Companies to store and transmit such information in electronic form and (iv) authorizes the transfer of the Relevant Information to any jurisdiction that the Relevant Companies consider appropriate.  The Grantee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

2

10.Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

REZERA INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

3

Proposed Final

UK Non-Tax Favoured STOCK OPTION AGREEMENT

For EMPLOYEES

UNDER THE

UK Non-Tax Favoured Sub-Plan

TO THE REZERA INC. 2026

Equity INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date]

Grant Date:

Vesting Commencement Date:

Expiration Date:
[No more than 10 years]

Pursuant to the UK Non-Tax Favoured Sub-Plan to the Rezera Inc. 2026 Equity Incentive Plan, as amended through the date hereof (the “Plan”), Rezera Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of the Company’s Common Stock, par value $0.00001 per share (the “Shares”), specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth in this UK Non-Tax Favoured Stock Option Agreement (the “Agreement”) and in the Plan.  This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1.Exercisability Schedule.  No portion of this Stock Option may be exercised until such portion has become exercisable.  Except as set forth below, and subject to the discretion of the Administrator to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated below so long as the Optionee remains in a Service Relationship through the applicable date:

Incremental Number of Option Shares Exercisable	Exercisability Date

( %)
( %)
( %)
( %)

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.Manner of Exercise.

(a)The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of the Optionee’s election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the exercise price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank cheque or other instrument acceptable to the Administrator, (ii) through the delivery (or attestation to the ownership) of Shares that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator, (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a cheque payable and acceptable to the Company to pay the option exercise price, provided that in the event the Optionee chooses to pay the option exercise price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator may prescribe as a condition of such payment procedure, (iv)  by a “net exercise” arrangement pursuant to which the Company will reduce the number of Option Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full exercise price for the Option Shares, as set forth above, together with any taxes, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Option Shares and any subsequent resale of the Option Shares will be in compliance with applicable laws and regulations and (iv) at the request of the Employer Company or the Company, receipt by the Company of a joint election under section 431(1) of ITEPA 2003, in respect of the Option Shares to be acquired on exercise, in the form set out in Exhibit A to this Agreement or in such other form as may be determined by HMRC from time to time.  In the event the Optionee chooses to pay the exercise price by previously-owned Shares through the attestation method, the number of Shares transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to. For the purposes of this Agreement, references to “tax” or “taxes” shall include primary class 1 (employee) NICs.

(b)The Shares purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance

2

to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Option Shares unless and until this Stock Option has been exercised pursuant to the terms hereof, the Company or the transfer agent has transferred the Option Shares to the Optionee and the Optionee’s name has been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Option Shares.

(c)Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3.Termination of Service Relationship.  If the Optionee’s Service Relationship terminates, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a)Termination Due to Death.  If the Optionee’s Service Relationship terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s Personal Representatives for a period of 12 months from the date of death or until the Expiration Date, if earlier. Unless otherwise determined by the Administrator, any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b)Termination Due to Disability. If the Optionee’s Service Relationship terminates by reason of the Optionee’s disability (as determined by the Administrator in accordance with applicable law), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of termination or until the Expiration Date, if earlier. Unless otherwise determined by the Administrator, any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

(c)Termination for Cause.  If the Optionee’s Service Relationship is terminated by the Company or another Group Company or the Employer Company for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect.  For purposes hereof, “Cause” means, unless otherwise provided in an employment or other service agreement between the Company or another Group Company or the Employer Company and the Optionee, (i) any act, omission or conduct by the Optionee or at his or her direction constituting material misconduct in connection with the performance of the Optionee’s duties or responsibilities or otherwise in connection with the Company or its business, including, without limitation, misappropriation of funds or property of the Company or any of its parents, subsidiaries, affiliates or related entities; (ii) commission by the Optionee of (A) any felony, (B) a misdemeanor involving moral turpitude, deceit, dishonesty or fraud, or (C) in the United Kingdom, a crime other than a minor traffic offence; (iii) any act, omission or conduct by the Optionee or at his or her direction that would be reasonably expected to result in material injury or reputational harm to the Company or any of its parents, subsidiaries, affiliates or related entities; (iv) any

3

material breach by the Optionee of any provisions contained in his or her offer letter, employment agreement or similar agreement, if applicable; (v) any breach by the Optionee of any fiduciary duty or duty of loyalty owing to the Company or any of its subsidiaries, affiliates or related entities; (vi) a violation by the Optionee of the Company’s or another Group Company’s or the Employer Company’s written employment policies (including, without limitation, any policies regarding equal employment opportunity, discrimination, harassment, retaliation, or conflicts of interest); (vii) continued non-performance by the Optionee of his or her duties to the Company or another Group Company or the Employer Company (other than by reason of the Optionee’s physical or mental illness, incapacity or disability) which has continued for more than ten (10) days following written notice of such non-performance from the Chief Executive Officer of the Company or the Board; (viii) the Optionee’s failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company or the Board to cooperate, or the destruction or failure to preserve documents or other materials known to be relevant to such investigation or the inducement of others to fail to cooperate or produce documents or other materials in connection with such investigation; or (ix) any other circumstances in which the Company or another Group Company or the Employer Company has the right to terminate the Optionee’s employment or engagement without notice.

(d)Other Termination.  If the Optionee’s Service Relationship terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Unless otherwise determined by the Administrator, any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and the Optionee’s representatives or legatees.

4.Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5.Transferability.  This Agreement and the Stock Option are personal to the Optionee, are non-assignable and are not transferable in any manner, by operation of law or otherwise, other than the transfer of the Stock Option to the Optionee’s Personal Representatives on his or her death.  This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s Personal Representatives.

6.Tax Withholding.  The Optionee shall, not later than the date as of which amounts with respect to this Stock Option become includable in the gross income of the Optionee for income tax purposes, pay to the Company or any other Group Company or the Employer Company, or make arrangements satisfactory to the Administrator for payment of, any U.S. federal, state or local, and non-U.S. or other taxes of any kind required by law to be withheld by

4

the Company or any other Group Company or the Employer Company with respect to the Stock Option.  The Administrator may require that the Company’s or any other Group Company’s or the Employer Company’s tax withholding obligation to be satisfied, in whole or in part, by (i) the Company withholding from Option Shares a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment or (ii) an arrangement whereby a certain number of Option Shares are immediately sold and proceeds from such sale are remitted to the Company or any other Group Company or the Employer Company in an amount that would satisfy the withholding amount due.

7.No Obligation to Continue Service Relationship.  Neither the Company nor any Group Company nor the Employer Company is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s employment or other Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any other Group Company or the Employer Company to terminate the Optionee’s employment or other Service Relationship at any time. The Optionee acknowledges and agrees that the provisions of Section 4 of the Plan (Relationship with Employment Contract) apply to this Stock Option and the Optionee’s participation in the Plan.

8.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9.Data Protection.  The Optionee acknowledges that the Company and Group Companies will collect and process the Optionee's Data in connection with the implementation, administration and management of the Plan and this Stock Option in accordance with Section 5 of the Plan (Data Protection).

10.Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

11.Clawback Acknowledgement.  The Optionee understands that if the Optionee is or becomes subject to the Rezera Inc. Compensation Recovery Policy (the “Clawback Policy”), the Company and/or the Board shall be entitled to recover all Erroneously Awarded Compensation (as defined in the Clawback Policy) from the Optionee pursuant to such means as the Company and/or the Board may elect.  The Optionee agrees that the Optionee shall take all required action to enable such recovery.  The Optionee understands that such recovery may be sought and occur after the Optionee’s Service Relationship terminates.  The Optionee further agrees that the Optionee is not entitled to indemnification for any Erroneously Awarded Compensation or for any claim or losses arising out of or in any way related to Erroneously Awarded Compensation recovered pursuant to the Clawback Policy and, to the extent any agreement or organizational document purports to provide otherwise, the Optionee hereby irrevocably agrees to forego such indemnification.  The Optionee acknowledges and agrees that the Optionee has received and has had an opportunity to review the Clawback Policy.  Any action by the Company to recover Erroneously Awarded

5

Compensation under the Clawback Policy from the Optionee shall not be deemed (i) an event giving rise to a right to resign for “good reason”, if applicable, or serve as a basis for a claim of constructive termination under any benefits or compensation arrangement applicable to the Optionee or (ii) to constitute a breach of a contract or other arrangement to which the Optionee is a party.  Further, to the extent that any Optionee receives any amount in excess of the amount that the Optionee should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Administrator may require the Optionee to repay any such excess amount to the Company.  This Section 11 is a material term of this Agreement.

REZERA INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

6

EXHIBIT A

SECTION 431 ELECTION

One Part Election

1.	Between

The Employee	[insert name of employee]
whose National Insurance Number is	[insert NINO]
and
the Company (who is the Employee's employer)	[NodThera Limited][1]
of Company Registration Number	[SC540381]

2.	Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply.  An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition.  Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election.  Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.	Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

[1]	Note: Include details of relevant employing entity (if different).

Number of securities	[insert number]
Description of securities	Shares of Common Stock
Name of issuer of securities	Rezera Inc.
To be acquired by the Employee after [grant date] under the terms of the UK Non-Tax Favoured Sub-Plan to the Rezera Inc. 2026 Equity Incentive Plan

(

4.	Extent of Application

This election disapplies:

S.431(1) ITEPA: All restrictions attaching to the securities

5.	Declaration

This election will become irrevocable upon the later of its signing or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
Signature (for and on behalf of the Company)	Date

Position in company

Note:Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

Proposed Final

UK NON-TAX FAVOURED STOCK OPTION AGREEMENT

For NON-EMPLOYEE DIRECTORS

UNDER THE REZERA INC.

2026 Equity INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date]

Grant Date:

Vesting Commencement Date:

Expiration Date:
[No more than 10 years]

Pursuant to the Rezera Inc. 2026 Equity Incentive Plan, as amended through the date hereof (the “Plan”), Rezera Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of the Company’s Common Stock, par value $0.00001 per share (the “Shares”), specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.  This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1.Exercisability Schedule.  No portion of this Stock Option may be exercised until such portion has become exercisable.  Except as set forth below, and subject to the discretion of the Administrator to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated below so long as the Optionee remains in a Service Relationship through the applicable date:

Incremental Number of Option Shares Exercisable	Exercisability Date

( %)
( %)
( %)
( %)

Notwithstanding anything to the contrary herein or in the Plan, all outstanding Option Shares shall become fully exercisable upon a Sale Event; provided that the Optionee remains in a Service Relationship through the consummation of the Sale Event. Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.Manner of Exercise.

(a)The Optionee may exercise this Stock Option only in the following manner:  from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of the Optionee’s election to purchase some or all of the Option Shares purchasable at the time of such notice.  This notice shall specify the number of Option Shares to be purchased.

Payment of the exercise price for the Option Shares may be made by one or more of the following methods:  (i) in cash, by certified or bank cheque or other instrument acceptable to the Administrator, (ii) through the delivery (or attestation to the ownership) of Shares that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator, (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a cheque payable and acceptable to the Company to pay the option exercise price, provided that in the event the Optionee chooses to pay the option exercise price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator may prescribe as a condition of such payment procedure, (iv)  by a “net exercise” arrangement pursuant to which the Company will reduce the number of Option Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price or (v) a combination of (i), (ii), (iii) and (iv) above.  Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full exercise price for the Option Shares, as set forth above, together with any taxes (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Option Shares and any subsequent resale of the Option Shares will be in compliance with applicable laws and regulations and (iv) at the request of the Company, receipt by the Company of a joint election under section 431(1) of the Income Tax (Earnings and Pensions) Act 2003, in respect of the Option Shares to be acquired on exercise, in the form set out in Exhibit A to this Agreement or in such other form as may be determined by HM Revenue & Customs from time to time.  In the event the Optionee chooses to pay the exercise price by previously-owned Shares through the attestation method, the number of Shares transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to. For the purposes of this Agreement, references to “tax” or “taxes” shall include primary class 1 (employee) National Insurance contributions.

(b)The Shares purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan.  The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Option Shares unless and until this Stock Option has been exercised pursuant to the terms hereof, the Company or the transfer agent has transferred the Option Shares to the Optionee and the Optionee’s name has been entered as the stockholder of record on the books of the Company.  Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Option Shares.

(c)Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3.Termination of Service Relationship.  If the Optionee’s Service Relationship terminates for any reason, any portion of this Stock Option outstanding on such date may only be exercised, to the extent exercisable on the date of termination, for a period of twelve months from the date of termination or until the Expiration Date, if earlier.  Unless otherwise determined by the Administrator, any portion of this Stock Option that is not exercisable on the date of termination of the Optionee’s Service Relationship shall terminate immediately and be of no further force or effect.

4.Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5.Transferability.  This Agreement and the Stock Option are personal to the Optionee, are non-assignable and are not transferable in any manner, by operation of law or otherwise, other than the transfer of the Stock Option to the Optionee’s Personal Representatives (as defined below) on his or her death.  This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s Personal Representatives. For the purposes of this Agreement, “Personal Representatives” means the personal representative(s) of the Optionee (being either the executors of his or her will or if he or she dies intestate the duly appointed administrator(s) of his or her estate) who have provided to the Board evidence of their appointment as such.

6.No Obligation to Continue Service Relationship.  Neither the Company nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Affiliate to terminate the Optionee’s Service Relationship at any time.

7.Tax Withholding.  The Optionee shall, not later than the date as of which amounts with respect to this Stock Option become includable in the gross income of the Optionee for income tax purposes, pay to the Company or its Affiliates, or make arrangements satisfactory to the Administrator for payment of, any U.S. federal, state or local, and non-U.S. or other taxes of any kind required by law to be withheld by the Company or its Affiliates with respect to the Stock Option.  The Administrator may require that the Company’s or Affiliate’s tax withholding obligation to be satisfied, in whole or in part, by (i) the Company withholding from Option Shares a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment or (ii) an arrangement whereby a certain number of Option Shares are immediately sold and proceeds from such sale are remitted to the Company or any applicable Affiliate in an amount that would satisfy the withholding amount due.

8.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9.Data Protection.  For the purposes of implementing, administering and managing the Plan and any Awards granted thereunder, the Company and its Affiliates will collect and process the Optionee’s Data (as defined below) in accordance with the Company’s privacy notice, a copy of which is available from the Company on request. The Optionee hereby explicitly and unambiguously acknowledges the necessity of the collection, use, processing and transfer, in electronic or other form, of Data as described in this paragraph by and among, as applicable, the Company and its Affiliates for the purpose of implementing, administering and managing the Plan and any Awards granted thereunder. The Optionee acknowledges that such Data may be transferred to such Data Recipients (as defined below) as may be selected by the Company (such as a stock plan service provider or broker), provided that the Company ensures that any such Data Recipient maintains a level of privacy broadly equivalent to the standard set forth in the Company’s internal privacy policy (if any) and privacy notice and, in any event, no less than that required by any relevant applicable legislation. The Optionee accepts that any such Data Recipient may be located in the United States, the United Kingdom, the European Economic Area or elsewhere and that the Data Recipient’s country may have different data privacy laws and protections than the Optionee’s country of residence. For the purposes of this Agreement, (A) “Data” means personal data about the Optionee, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any stock, units or directorships held in the Company or any of its Affiliates, details of all Awards or other entitlements to shares awarded, cancelled, exercised, vested, unvested, or outstanding in the Optionee’s favour, and (B) “Data Recipient” means third parties assisting the Company in the implementation, administration, and management of the Plan.

10.Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

REZERA INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

EXHIBIT A

SECTION 431 ELECTION

One Part Election

1.Between

The Employee	[insert name of employee]
whose National Insurance Number is	[insert NINO]
and
the Company (who is the Employee's employer)	[NodThera Limited][1]
of Company Registration Number	[SC540381]

2.Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply.  An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition.  Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election.  Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

[1]	Note: Include details of relevant engaging entity (if different).

Number of securities	[insert number]
Description of securities	Shares of Common Stock
Name of issuer of securities	Rezera Inc.

To be acquired by the Employee after [grant date] under the terms of the Rezera Inc. 2026 Equity Incentive Plan.

4.Extent of Application

This election disapplies:

S.431(1) ITEPA: All restrictions attaching to the securities

5.Declaration

This election will become irrevocable upon the later of its signing or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
Signature (for and on behalf of the Company)	Date

Position in company

Note:Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

Proposed Final

UK RESTRICTED Stock UNIT AWARD AGREEMENT

FOR EMPLOYEES

UNDER THE

UK Non-Tax Favoured Sub-Plan

TO THE REZERA INC.

2026 EQUITY INCENTIVE PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:

Vesting Commencement Date:

Pursuant to the UK Non-Tax Favoured Sub-Plan to the Rezera Inc. 2026 Equity Incentive Plan, as amended through the date hereof (the “Plan”), Rezera Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit relates to one share of Common Stock, par value $0.00001 per share (the “Shares”), of the Company.

1.Restrictions on Transfer of Award.  This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2.Vesting of Restricted Stock Units.  The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the vesting dates (each such date, a “Vesting Date”) specified in the following schedule so long as the Grantee remains in a Service Relationship through the applicable Vesting Date.  If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such Vesting Date.

Incremental Number of Restricted Stock Units Vested	Vesting Date

( %)
( %)
( %)
( %)
( %)

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3.Termination of Service Relationship.  Unless otherwise determined by the Administrator, if the Grantee’s Service Relationship terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of the Grantee’s successors, heirs, assigns or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4.Issuance of Shares.  As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such Vesting Date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such Shares. At the request of the Employer Company or the Company, as a condition to the issuance of any such Shares, the Grantee shall enter into a joint election under section 431(1) of ITEPA 2003, in respect of such Shares, in the form set out in Exhibit A to this Agreement or in such other form as may be determined by HMRC from time to time.

5.Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meanings specified in the Plan, unless a different meaning is specified herein.

6.Tax Withholding.  The Grantee shall, not later than the date as of which of this Award becomes includable in the gross income of the Grantee for income tax purposes, pay to the Company or any other Group Company or the Employer Company, or make arrangements satisfactory to the Administrator for payment of, any U.S. federal, state or local and non-U.S. or other taxes of any kind required by law to be withheld by the Company or any other Group Company or the Employer Company with respect to the Award.  The Administrator may require that the Company’s or any other Group Company’s or the Employer Company’s tax withholding obligation be satisfied, in whole or in part, by (i) the Company withholding from Shares to be issued pursuant to this Award a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment or (ii) an arrangement whereby a certain number of Shares subject to the Award are immediately sold and proceeds from such sale are remitted to the Company or any other Group Company or the Employer Company in an amount that would satisfy the withholding amount due. For the purposes of this Agreement, references to “tax” or “taxes” shall include primary class 1 (employee) NICs.

7.Section 409A of the Code.  This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A as “short-term deferrals” as described in Section 409A.

8.No Obligation to Continue Service Relationship.  Neither the Company nor any Group Company nor the Employer Company is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s employment or other Service Relationship and neither the

Plan nor this Agreement shall interfere in any way with the right of the Company or any other Group Company or the Employer Company  to terminate the Grantee’s employment or other Service Relationship at any time. The Grantee acknowledges and agrees that the provisions of Section 4 of the Plan (Relationship with Employment Contract) apply to this Award and the Grantee’s participation in the Plan.

9.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10.Data Protection.  The Grantee acknowledges that the Company and Group Companies will collect and process the Grantee's Data in connection with the implementation, administration and management of the Plan and this Award in accordance with Section 5 of the Plan (Data Protection).

11.Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

12.Clawback Acknowledgement.  The Grantee understands that if the Grantee is or becomes subject to the Rezera Inc. Compensation Recovery Policy (the “Clawback Policy”), the Company and/or the Board shall be entitled to recover all Erroneously Awarded Compensation (as defined in the Clawback Policy) from the Grantee pursuant to such means as the Company and/or the Board may elect.  The Grantee agrees that the Grantee shall take all required action to enable such recovery.  The Grantee understands that such recovery may be sought and occur after the Grantee’s Service Relationship terminates.  The Grantee further agrees that the Grantee is not entitled to indemnification for any Erroneously Awarded Compensation or for any claim or losses arising out of or in any way related to Erroneously Awarded Compensation recovered pursuant to the Clawback Policy and, to the extent any agreement or organizational document purports to provide otherwise, the Grantee hereby irrevocably agrees to forego such indemnification.  The Grantee acknowledges and agrees that the Grantee has received and has had an opportunity to review the Clawback Policy.  Any action by the Company to recover Erroneously Awarded Compensation under the Clawback Policy from the Grantee shall not be deemed (i) an event giving rise to a right to resign for “good reason”, if applicable, or serve as a basis for a claim of constructive termination under any benefits or compensation arrangement applicable to the Grantee or (ii) to constitute a breach of a contract or other arrangement to which the Grantee is a party.  Further, to the extent that any Grantee receives any amount in excess of the amount that the Grantee should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Administrator may require the Grantee to repay any such excess amount to the Company.  This Section 12 is a material term of this Agreement.

REZERA INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

EXHIBIT A

SECTION 431 ELECTION

One Part Election

1.Between

The Employee	[insert name of employee]
whose National Insurance Number is	[insert NINO]
and
the Company (who is the Employee's employer)	[NodThera Limited][1]
of Company Registration Number	[SC540381]

2.Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply.  An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition.  Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election.  Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities	[insert number]

1Note: Include details of relevant employing entity (if different).

Description of securities	Shares of Common Stock
Name of issuer of securities	Rezera Inc.

To be acquired by the Employee after [grant date] under the terms of the UK Non-Tax Favoured Sub-Plan to the Rezera Inc. 2026 Equity Incentive Plan.

4.Extent of Application

This election disapplies:

S.431(1) ITEPA: All restrictions attaching to the securities

5.Declaration

This election will become irrevocable upon the later of its signing or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
Signature (for and on behalf of the Company)	Date

Position in company

Note:Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

Proposed Final

UK RESTRICTED Stock UNIT AWARD AGREEMENT

FOR NON-EMPLOYEE DIRECTORS

UNDER THE REZERA INC.

2026 EQUITY INCENTIVE PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:

Vesting Commencement Date:

Pursuant to the Rezera Inc. 2026 Equity Incentive Plan, as amended through the date hereof (the “Plan”), Rezera Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit relates to one share of Common Stock, par value $0.00001 per share (the “Shares”), of the Company.

1.Restrictions on Transfer of Award.  This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2.Vesting of Restricted Stock Units.  The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the vesting dates (each such date, a “Vesting Date”) specified in the following schedule so long as the Grantee remains in a Service Relationship through the applicable Vesting Date.  If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such Vesting Date.

Incremental Number of Restricted Stock Units Vested	Vesting Date

( %)
( %)
( %)
( %)
( %)

Notwithstanding anything to the contrary herein or in the Plan, all outstanding Restricted Stock Units shall become fully vested upon a Sale Event; provided that the Grantee remains in a Service Relationship through the consummation of the Sale Event.  The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3.Termination of Service Relationship.  Unless otherwise determined by the Administrator, if the Grantee’s Service Relationship terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of the Grantee’s successors, heirs, assigns or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4.Issuance of Shares.  As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such Vesting Date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such Shares. At the request of the Company, as a condition to the issuance of any such Shares, the Grantee shall enter into a joint election under section 431(1) of the Income Tax (Earnings and Pensions) Act 2003, in respect of such Shares, in the form set out in Exhibit A to this Agreement or in such other form as may be determined by HM Revenue & Customs from time to time.

5.Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meanings specified in the Plan, unless a different meaning is specified herein.

6.Section 409A of the Code.  This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A as “short-term deferrals” as described in Section 409A.

7.No Obligation to Continue Service Relationship.  Neither the Company nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Affiliate to terminate the Grantee’s Service Relationship at any time.

8.Tax Withholding.  The Grantee shall, not later than the date as of which of this Award becomes includable in the gross income of the Grantee for income tax purposes, pay to the Company or its Affiliates, or make arrangements satisfactory to the Administrator for payment of, any U.S. federal, state or local and non-U.S. or other taxes of any kind required by law to be withheld by the Company or its Affiliates with respect to the Award.  The Administrator may require that the Company’s or Affiliate’s tax withholding obligation be satisfied, in whole or in part, by (i) the Company withholding from Shares to be issued pursuant to this Award a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment or (ii) an arrangement whereby a certain number of Shares subject to the Award are immediately sold and proceeds from such sale are remitted to the Company or any applicable Affiliate in an amount that would satisfy the withholding amount due. For the purposes of this Agreement, references to “tax” or “taxes” shall include primary class 1 (employee) NICs.

9.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10.Data Privacy Consent.  For the purposes of implementing, administering and managing the Plan and any Awards granted thereunder, the Company and its Affiliates will collect and process the Grantee’s Data (as defined below) in accordance with the Company’s privacy notice, a copy of which is available from the Company on request. The Grantee hereby explicitly and unambiguously acknowledges the necessity of the collection, use, processing and transfer, in electronic or other form, of Data as described in this paragraph by and among, as applicable, the Company and its Affiliates for the purpose of implementing, administering and managing the Plan and any Awards granted thereunder. The Grantee acknowledges that such Data may be transferred to such Data Recipients (as defined below) as may be selected by the Company (such as a stock plan service provider or broker), provided that the Company ensures that any such Data Recipient maintains a level of privacy broadly equivalent to the standard set forth in the Company’s internal privacy policy (if any) and privacy notice and, in any event, no less than that required by any relevant applicable legislation. The Grantee accepts that any such Data Recipient may be located in the United States, the United Kingdom, the European Economic Area or elsewhere and that the Data Recipient’s country may have different data privacy laws and protections than the Grantee’s country of residence. For the purposes of this Agreement, (A) “Data” means personal data about the Grantee, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any stock, units or directorships held in the Company or any of its Affiliates, details of all Awards or other entitlements to shares awarded, cancelled, exercised, vested, unvested, or outstanding in the Grantee’s favour, and (B) “Data Recipient” means third parties assisting the Company in the implementation, administration, and management of the Plan.

11.Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

REZERA INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

EXHIBIT A

SECTION 431 ELECTION

One Part Election

1.Between

The Employee	[insert name of employee]
whose National Insurance Number is	[insert NINO]
and
the Company (who is the Employee's employer)	[NodThera Limited][1]
of Company Registration Number	[SC540381]

2.Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply.  An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition.  Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election.  Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities	[insert number]

[1]	Note: Include details of relevant engaging entity (if different).

Description of securities	Shares of Common Stock
Name of issuer of securities	Rezera Inc.

To be acquired by the Employee after [grant date] under the terms of the Rezera Inc. 2026 Equity Incentive Plan.

4.Extent of Application

This election disapplies:

S.431(1) ITEPA: All restrictions attaching to the securities

5.Declaration

This election will become irrevocable upon the later of its signing or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
Signature (for and on behalf of the Company)	Date

Position in company

Note:Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

Proposed Final

UK CSOP OPTION AGREEMENT

For EMPLOYEES

UNDER THE

UK CSOP Sub-Plan

TO THE REZERA INC. 2026

Equity INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[Market Value on Grant Date]

Grant Date:

Vesting Commencement Date:

Expiration Date:
[No more than 10 years]

Pursuant to the UK CSOP Sub-Plan to the Rezera Inc. 2026 Equity Incentive Plan, as amended through the date hereof (the “Plan”), Rezera Inc. (the “Company”) hereby grants to the Optionee named above an Option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of the Company’s Common Stock, par value $0.00001 per share (the “Shares”), specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth in this UK CSOP Option Agreement (the “Agreement”) and in the Plan.

This Stock Option is intended to qualify as a Schedule 4 CSOP option granted under the provisions of Schedule 4. To the extent that this Stock Option does not so qualify, it shall be deemed a Non-Qualified Stock Option. As a condition of grant of the Stock Option, the Optionee accepts that the Optionee shall have no rights to compensation or damagers on account of any loss in respect of this Stock Option or the Plan where such loss arises (or is claimed to arise), in whole or in part, from the Plan ceasing to be a Schedule 4 CSOP or the Stock Option failing to obtain or qualify for the benefits conferred under Chapter 8, Part 7, ITEPA 2003 for whatever reason.

This Stock Option is subject to the rules of the Plan, Schedule 4 and any other legislation or guidance applying to Schedule 4 CSOPs, which shall prevail in the event of any conflicting statement relating to the Stock Option’s terms.

1.Exercisability Schedule.  No portion of this Stock Option may be exercised until such portion has become exercisable. This Stock Option may be exercised on the earlier of (i) the time it becomes exercisable under Section 10 of the Plan (Termination of Continuous Service), (ii) the time it becomes exercisable under Section 14 of the Plan (Takeovers and Liquidations), and

(iii) except as set forth below, and subject to the discretion of the Administrator to accelerate the exercisability schedule hereunder, on the dates indicated below (with respect to the following number of Option Shares) so long as the Optionee remains in Continuous Service through the applicable date:

Incremental Number of Option Shares Exercisable	Exercisability Date

( %)
( %)
( %)
( %)

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.Manner of Exercise.

(a)The Optionee may exercise this Stock Option only in accordance with Section 11 of the Plan (Manner of Exercise of Options).

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full exercise price for the Option Shares, in accordance with Section 11 of the Plan (Manner of Exercise of Options), together with any taxes, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Option Shares and any subsequent resale of the Option Shares will be in compliance with applicable laws and regulations and (iv) at the request of the Company or the Employer Company, receipt by the Company of a joint election under section 431(1) of ITEPA 2003, in respect of the Option Shares to be acquired on exercise, in the form set out in Exhibit A to this Agreement or in such other form as may be determined by HMRC from time to time.  For the purposes of this Agreement, references to “tax” or “taxes” shall include any primary class 1 (employee) NICs.

(b)The Shares purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Option Shares unless and until this Stock Option has been exercised pursuant to the terms hereof, the Company or the transfer agent has transferred the Option Shares to the Optionee and the Optionee’s name has been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Option Shares.

(c)Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3.Termination of Continuous Service.  If the Optionee’s Continuous Service terminates, Section 10 of the Plan (Termination of Continuous Service) shall govern the treatment of this Stock Option. The Administrator’s determination of the reason for termination of the Optionee’s Continuous Service shall be conclusive and binding on the Optionee and the Optionee’s representatives or legatees.

4.Lapse. This Stock Option shall lapse in accordance with Section 7 of the Plan (Lapse and Suspension of Options).

5.Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 17 of the Plan (Administration and Amendment).  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.Transferability.  This Agreement and the Stock Option are personal to the Optionee, are non-assignable and are not transferable in any manner, by operation of law or otherwise, other than the transfer of the Stock Option to the Optionee’s Personal Representatives on his or her death.  This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s Personal Representatives.

7.Tax Withholding.  The Optionee shall, not later than the date as of which amounts with respect to this Stock Option become includable in the gross income of the Optionee for income tax purposes, pay to the Company or any Group Company or the Employer Company, or make arrangements satisfactory to the Administrator for payment of, any U.S. federal, state or local, and non-U.S. or other taxes of any kind required by law to be withheld by the Company or any Group Company or the Employer Company with respect to the Stock Option.

8.Relevant Restrictions. The Option Shares are subject to the Relevant Restrictions set out in Exhibit B to this Agreement.

9.No Obligation to Continue Service Relationship.  Neither the Company nor any Group Company or the Employer Company is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s employment or Continuous Service and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any other Group Company or the Employer Company to terminate the Optionee’s employment or Continuous Service at any time. The Optionee acknowledges and agrees that the provisions of Section 13 of the Plan (Relationship with Employment Contract) apply to this Stock Option and the Optionee’s participation in the Plan.

10.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

11.Data Protection.  The Optionee acknowledges that the Company and Group Companies will collect and process the Optionee's Data in connection with the implementation, administration and management of the Plan and this Stock Option in accordance with Section 21 of the Plan (Data Protection).

12.Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

13.Clawback Acknowledgement.  The Optionee understands that if the Optionee is or becomes subject to the Rezera Inc. Compensation Recovery Policy (the “Clawback Policy”), the Company and/or the Board shall be entitled to recover all Erroneously Awarded Compensation (as defined in the Clawback Policy) from the Optionee pursuant to such means as the Company and/or the Board may elect.  The Optionee agrees that the Optionee shall take all required action to enable such recovery.  The Optionee understands that such recovery may be sought and occur after the Optionee’s Service Relationship terminates.  The Optionee further agrees that the Optionee is not entitled to indemnification for any Erroneously Awarded Compensation or for any claim or losses arising out of or in any way related to Erroneously Awarded Compensation recovered pursuant to the Clawback Policy and, to the extent any agreement or organizational document purports to provide otherwise, the Optionee hereby irrevocably agrees to forego such indemnification.  The Optionee acknowledges and agrees that the Optionee has received and has had an opportunity to review the Clawback Policy.  Any action by the Company to recover Erroneously Awarded Compensation under the Clawback Policy from the Optionee shall not be deemed (i) an event giving rise to a right to resign for “good reason”, if applicable, or serve as a basis for a claim of constructive termination under any benefits or compensation arrangement applicable to the Optionee or (ii) to constitute a breach of a contract or other arrangement to which the Optionee is a party.  Further, to the extent that any Optionee receives any amount in excess of the amount that the Optionee should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Administrator may require the Optionee to repay any such excess amount to the Company.  This Section 11 is a material term of this Agreement.

REZERA INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

EXHIBIT A

SECTION 431 ELECTION

One Part Election

1.Between

The Employee	[insert name of employee]
whose National Insurance Number is	[insert NINO]
and
the Company (who is the Employee's employer)	[NodThera Limited][1]
of Company Registration Number	[SC540381]

2.Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply.  An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition.  Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election.  Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

[1]	Note: Include details of relevant employing entity (if different).

Number of securities	[insert number]
Description of securities	Shares of Common Stock
Name of issuer of securities	Rezera Inc.

To be acquired by the Employee after [grant date] under the terms of the UK CSOP Sub-Plan to the Rezera Inc. 2026 Equity Incentive Plan.

4.Extent of Application

This election disapplies:

S.431(1) ITEPA: All restrictions attaching to the securities

5.Declaration

This election will become irrevocable upon the later of its signing or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
Signature (for and on behalf of the Company)	Date

Position in company

Note:Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

EXHIBIT B

RELEVANT RESTRICTIONS2

[2]	Note: Details of Relevant Restrictions to be included.